As Filed with the SEC on April 18, 2018

Registration Numbers 2-28316 and 811-01612

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 75 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 55 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

655 Broad Street

Newark, New Jersey 07102

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

655 Broad Street

Newark, New Jersey 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue

Washington, DC 20001

It is proposed that this filing will become effective:

☐  immediately upon filing pursuant to paragraphs (b) of Rule 485

X  on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐  on (        ) pursuant to paragraph (a)(i) of Rule 485

☐  75 days after filing pursuant (a)(ii) of Rule 485

☐  on (        ) pursuant to paragraph (a)(ii) of Rule 485

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Variable Contract Account-2
PROSPECTUS • MAY 1, 2018
The Prudential Variable Contract Account-2 (VCA 2 or the Fund) invests primarily in equity securities of major, established corporations. This prospectus describes a group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should know before investing.
Please read this prospectus before investing and keep it for future reference. To learn more about VCA 2, you may request the annual and semi-annual reports for VCA 2 Participants or the Statement of Additional Information (SAI), dated May 1, 2018. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The table of contents of the SAI appears on page 32 of this prospectus.
The SEC's web site (www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The SAI, annual report and semi-annual report are also available at www.pgiminvestments.com.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Investments are subject to risk, including possible loss of principal. An investment in the Contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, Prudential is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
© 2018 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

3	GLOSSARY
3	SPECIAL TERMS
5	FEES & EXPENSES
5	FEE TABLE
5	EXAMPLE
6	SUMMARY
6	ABOUT THE CONTRACT
7	ABOUT PRUDENTIAL & VCA 2
8	INVESTMENT PRACTICES
8	INVESTMENT OBJECTIVE & POLICIES
12	UNIT VALUE
12	HOW UNIT VALUE IS DETERMINED
14	MANAGEMENT
14	THE COMMITTEE
14	ADVISORY ARRANGEMENTS
16	CONTRACT CHARGES
16	CHARGES & FEES
17	THE CONTRACT
17	INTRODUCTION
17	ACCUMULATION PERIOD
23	ANNUITY PERIOD
25	OTHER INFORMATION
26	ADDITIONAL INFORMATION
26	SALE & DISTRIBUTION
26	FEDERAL TAXATION
27	WITHHOLDING
27	DEATH BENEFITS
28	TAXES ON PRUDENTIAL
28	VOTING RIGHTS
28	LITIGATION
29	VCA 2 POLICIES
30	Service Providers
30	OTHER INFORMATION
32	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
33	FINANCIAL HIGHLIGHTS
33	INTRODUCTION

GLOSSARY
SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Period: The period that begins with the Contract Date (as defined below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Contract: The group variable annuity contract described in this prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a participant and all necessary paperwork is in Good Order (as defined below). Contract Anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant (as defined below).
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.
Income Period: The period that begins when you start receiving income payments under the Contract.
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential, PICA or we: The Prudential Insurance Company of America.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a business day or (2) after the close of a business day. In each such instance, a transaction received in Good Order will be deemed received on the next business day.
Prudential's Group Tax-Deferred Annuity Program: A Contractholders' program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.
Separate Account: Contributions allocated to VCA 2 are held by Prudential in a separate account.
Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
3

Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.
4	The Prudential Variable Contract Account-2

FEES & EXPENSES
FEE TABLE
The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. For more information, see Contract Charges, later in the prospectus.
VCA 2 Fee Table
Participant Transaction Expenses°
Sales Load Imposed on Purchases (as a percentage of contributions made)	None*
Deferred Sales Load	None
Exchange Fee	None
Annual Administration Fee (maximum)°°	$30
Annual Expenses (as a percentage of average net assets)
Investment Management Fees	0.125%
Mortality and Risk Expense Fee °°°	0.375%
Total Annual Expenses	0.500%
° Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in VCA 2 to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
°° While a Participant is receiving annuity payments, we do not charge the annual administration fee.
°°° While a Participant is receiving payments under the variable annuity certain option, we do not charge the mortality and risk expense fee.
* A sales charge is not currently deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The Financial Highlights Table appears at the end of this Prospectus.
EXAMPLE
The following expense example will help you compare the fees and expenses of the Contract with other variable annuity contracts. The example assumes that you invested $10,000 at the beginning of Year 1 and that your investment had an annual return of 5%. Your expenses would be the same whether you withdraw from VCA 2, remain as a Participant, or annuitize at the end of each period. The example is based on expense information for VCA 2 for the fiscal year ended December 31, 2017. This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.
Example
	1 Year	3 Years	5 Years	10 Years
	$300	$406	$523	$863
° The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
The Financial Highlights and Accumulation Unit Value Table appear at the end of this prospectus.
5

SUMMARY
ABOUT THE CONTRACT
The Contract
The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.”
Prudential's Group Tax Deferred Annuity Program
Prudential's Group Tax Deferred Annuity Program consists of the following contracts:
■	the VCA 2 Contract described in this prospectus,
■	certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and
■	contracts combining the VCA 2 Contract and a fixed dollar annuity contract.
Charges
A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
We charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that contract and your VCA 2 account.)
We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.
Withdrawals & Transfers
All traditional written requests and notices required or permitted under the Contract—other than withdrawal requests and death benefit claims—should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.
As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.
All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
6	The Prudential Variable Contract Account-2

Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer—the Contractholder—may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:
■	by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507.
■	by fax to PGIM Investments, Attn: Client Services at (866) 439-8602.
Requests for death benefits must also be submitted by one of the means listed above.
To process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.
ABOUT PRUDENTIAL & VCA 2
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.
VCA 2
VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.
VCA 2 is registered with the SEC as an open-end, diversified management investment company.
7

INVESTMENT PRACTICES
INVESTMENT OBJECTIVE & POLICIES
Investment Practices
Before making your investment decision, you should carefully review VCA 2's investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.
Investment Objective and Policies
VCA 2's investment objective is long-term growth of capital. VCA 2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds or other equity-related securities.
All investments are subject to economic and market events risk. Events in the U.S. and global financial markets including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth may at times result in period of unusually high volatility in a market or segment of a market which could negatively impact performance.
Equity securities are subject to equity risk and market risk. Equity risk is the risk that the value of a particular stock or other equity-related security owned by VCA 2 could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of the markets. Such events may result in losses to VCA 2. In addition, equity investments are subject to market risk, the risk that the markets in which VCA 2 invests may experience volatility and go down in value, possibly sharply and unpredictably. VCA 2's holdings can vary from broad market indexes, and the performance of VCA 2 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political, social and economic developments.
Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like S&P Global Ratings or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investment in debt instruments involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay obligations when due (credit risk); the risk that VCA 2 may be unable to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk). Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are near historic lows but may be expected to increase in the future, with unpredictable effects on the markets and VCA 2’s investments.
VCA 2 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 2 may invest up to 30% of its total assets in other foreign securities, including foreign securities traded on foreign exchanges or markets approved under state law. VCA 2’s investment in foreign securities is limited to a maximum of 30% of its total assets.
Investments in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes: changes in currency exchange rates may affect the value of foreign securities held by VCA 2; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets are not subject to regulatory requirements comparable to those in U.S. markets, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges often are smaller and less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxations and limitations on repatriating investment
8	The Prudential Variable Contract Account-2

proceeds. ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.
VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.
The use of futures contracts for hedging purposes involves several risks. While hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. There is no assurance that a liquid market will exist at the time we wish to close out a futures position or that a hedging transaction will reduce risk or be cost effective. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.
In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in “covered” options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.
Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2
9

were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.
VCA 2 may invest in securities backed by real estate or shares of real estate investment trusts—called REITS—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.
From time to time, VCA 2 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into repurchase agreements that are fully collateralized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.
VCA 2 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 2, and for this reason, has some characteristics of borrowing.
Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.”
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2's obligation to repurchase the securities.
From time to time, VCA 2 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
VCA 2 may also enter into short sales against the box. In this type of short sale, VCA 2 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.
VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
10	The Prudential Variable Contract Account-2

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is the risk that the counterparty will be unable to honor its financial obligations to VCA 2. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
VCA 2 may also use forward foreign currency exchange contracts. VCA 2's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
VCA 2 may lend its portfolio securities. Consistent with the limitations imposed under the federal securities laws, the amount of securities which VCA 2 may have on loan at any one time may not exceed 33 1/3% of the total value of VCA 2’s portfolio.
VCA 2 may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2's net asset value. The 15% limit is applied as of the date VCA 2 purchases an illiquid security. It is possible that VCA 2's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 2, because it may be unable to sell the illiquid securities at an advantageous time or price. VCA 2 may have difficulty determining the value of such securities, and no assurance can be given that the fair value prices accurately reflect the value of the security.
There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.
Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.
11

UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.
The Unit Value for VCA 2 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 2 does not price its Unit Value on days when the NYSE is closed but the primary markets for VCA 2's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 2 will ordinarily price its Unit Value on days that the NYSE is open but foreign securities markets are closed. VCA 2 will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its Unit Value as of 4:00 p.m., if the particular disruption directly affects only the NYSE.
Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
All short-term debt securities having remaining maturities of 60 days or less are valued at amortized cost. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Securities for which no market quotations are available will be valued at fair value under the direction of a committee of VCA 2 (the Committee). VCA 2 also may use fair value pricing if it determines that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market value; securities whose prices are stale; securities affected by significant events; and securities that VCA 2 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 2 is determined.
12	The Prudential Variable Contract Account-2

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 2 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 2 determines its unit value.
13

MANAGEMENT
THE COMMITTEE
VCA 2 has a Committee—similar to a board of directors—that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the VCA 2 Committee are not “interested persons” of Prudential Financial, Inc. or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act, or the Investment Company Act).
ADVISORY ARRANGEMENTS
PGIM Investments LLC (PGIM Investments), a Prudential Financial subsidiary, is the investment manager to VCA 2. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2017, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $278.6 billion.
Under a management agreement with VCA 2, PGIM Investments manages VCA 2's investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.125% of the average daily net assets of VCA 2. Under the management agreement with VCA 2, PGIM Investments is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 2. PGIM Investments, not VCA 2, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 2 may add or change a subadviser, or change the agreement with a subadviser, if PGIM Investments and VCA 2's Committee concludes that doing so is in the best interests of VCA 2 Participants. VCA 2 can make these changes without Participant approval, but will notify Participants investing in VCA 2 of any such changes.
VCA 2's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PGIM Investments pays Jennison the entire management fee that PGIM Investments receives.
Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.
Spiros “Sig” Segalas, Warren N. Koontz, Jr., CFA and Joseph C. Esposito, CFA are the portfolio managers of VCA 2 and have day-to-day management responsibility over all aspects of VCA 2's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Spiros “Sig” Segalas is one of the founders of Jennison and is currently a Director and the President and Chief Investment Officer of Jennison. He is also co-manager of the Prudential Jennison Blend Fund, Prudential Jennison Growth Fund, Prudential Jennison 20/20 Focus Fund, and the Prudential Jennison Focused Growth Fund. Mr. Segalas and his Large Cap Growth team have received numerous industry accolades over the years.
Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund, The Supplemental Equity Fund, for the bank’s institutional clients. He was also appointed to the bank’s investment policy group. Mr. Segalas received a BA from Princeton University, after which he served as an officer in the US Navy. He also spent some time in the shipping and construction industries before joining Bankers Trust.
14	The Prudential Variable Contract Account-2

Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity and a Large Cap Value Portfolio Manager for Jennison. Mr. Koontz joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis, Sayles & Company in 1995, Mr. Koontz was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Mr. Koontz earned his BS in finance and an MBA from The Ohio State University. He is also a Chartered Financial Analyst.
Joseph C. Esposito, CFA, is a Managing Director and a Large Cap Value Portfolio Manager. He joined Jennison in September 2014. He came to Jennison after seven years with Loomis, Sayles & Company, where he was senior equity analyst covering industrials, technology, health care and materials. Previously, Mr. Esposito was a business systems analyst at AXA Financial. He received a BA from the College of New Jersey and an MBA in finance from Columbia Business School. He is a CFA charterholder.
Messrs. Segalas, Koontz and Esposito are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about Messrs. Segalas’, Koontz’s and Esposito’s compensation, other accounts that they manage, and their ownership of VCA 2 securities.
A discussion of the factors considered by the VCA 2 Committee in re-approving the advisory agreements for VCA 2 appears in the most recent VCA 2 semi-annual report.
15

CONTRACT CHARGES
CHARGES & FEES
We list below the current charges under the Contract. On 90 days' notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.
Sales Charge
A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
Administration Fee
We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.) We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made.
If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.
Modification of Administration Fee
Prudential may reduce or waive the administrative fee with respect to a particular Contract. We will only do this if we think that our administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.
Mortality and Expense Risk Fee
A “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an “expense risk” charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).
Investment Management Fee
Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.
16	The Prudential Variable Contract Account-2

THE CONTRACT
INTRODUCTION
The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.
ACCUMULATION PERIOD
Contributions
When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.
When a contribution is made, we invest 100% of it in VCA 2. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.
Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in Good Order. If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:
■	If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential's MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential's MEDLEY Program.
■	If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
The Unit Value
Unit Value is determined each business day by multiplying the previous day's Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.
Withdrawal of Contributions
Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1⁄2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary after December
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31, 1988 may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA 2 Units as of December 31, 1988.
Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.
Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Systematic Withdrawal Plan
If you are at least 59 1⁄2 years old, you may be able to participate in the Systematic Withdrawal Plan. Participants under the age of 59 1⁄2 may also be able to participate in the Systematic Withdrawal Plan if they no longer work for the Contractholder. Regardless of your age, participation in this program may be restricted by your retirement arrangement. Please consult your Contract documents.
Receiving payments under the systematic withdrawal plan may have significant tax consequences and participants should consult with their tax adviser before signing up.
Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1⁄2, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age 70 1⁄2 or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.
Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.
Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
18	The Prudential Variable Contract Account-2

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf.
Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.
Death Benefits
In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units (less the full annual administration charge) on the day we receive the claim in Good Order.
Payment Methods. You can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as a variable annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If a Participant does not make an election, his or her beneficiary must choose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant's death or two months after Prudential receives due proof of the Participant's death. For benefits accruing before December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the fifth anniversary of the Participant's death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.
If your spouse is the sole designated beneficiary, they have an option to roll death benefits into an IRA in their own name.
As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The required minimum distribution rules regarding non-spouse beneficiaries continue to apply.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Required Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Generally, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by December 31 of the calendar year including the fifth anniversary of the Participant's date of death. Or, the beneficiary may select an annuity under option 1, 2 or 4 described in the Available Forms of Annuity Sections below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant's spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70 1 /2 years old, if that year is later). Options 3 and 5 described in the Available Forms of Annuity Section below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary's
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life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days' notice to the Contractholder.
If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.
Continuing Contributions Under New Employer
If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf. We can only accept contributions if we have entered into an information-sharing agreement or its functional equivalent, with your new employer or its agent.
20	The Prudential Variable Contract Account-2

Transfer Payments
Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.
You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.
Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant's Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder's request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2. If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:
■	a date specified by the Contractholder, or
■	90 days after Prudential receives the Contractholder's request.
At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:
■	$2 million, or
■	3% of the value of the liquidation account as of the transfer date.
When this happens, Units in the liquidation account will be canceled until there are no more Units.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
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For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.
Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.
Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PGIM Investments. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.
Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.
Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.
Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant's mutual fund account.
Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant's current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.
Discovery Select™ Group Retirement Annuity
Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery Select Group Retirement Annuity (Discovery Select), which offers 21 different investment options. The investment options available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.
For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.
A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-877-778-2100.
22	The Prudential Variable Contract Account-2

Modified Procedures
Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.
ANNUITY PERIOD
Variable Annuity Payments
The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:
■	the total value of your VCA 2 Units on the date the annuity begins,
■	the taxes on annuity considerations as of the date the annuity begins,
■	the schedule of annuity rates in the Contract, and
■	the investment performance of VCA 2 after the annuity has begun.
The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.
The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.
If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.
Available Forms of Annuity
Option 1—Variable life annuity. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.
Option 2—Variable life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made—120 or 180—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.
Option 3—Variable joint and survivor annuity. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment—for example, 33%, 66% or 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime.
23

Option 4—Variable annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments. Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.
Option 5—Variable joint and survivor annuity with 120 payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime the 120 month period.
If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.
If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.
With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.
Purchasing the Annuity
Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in Good Order and you will receive your first annuity payment within one month after that.
If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder—less any applicable taxes on annuity considerations—will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:
■	adding to 1.00 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,
■	then deducting the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%),and
■	dividing by the sum of 1.00 and the rate of interest for 1 1⁄2 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).
Assumed Investment Result
To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2's actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2's actual performance is not as good as the assumed return, your monthly payment will be lower.
24	The Prudential Variable Contract Account-2

Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1⁄2%, 4%, 4 1⁄2%, 5% or 5 1⁄2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.
The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster—or decrease slower—than annuity payments with a higher assumed return rate.
Schedule of Variable Annuity Purchase Rates
The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations
Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contract
We have the right under the Contract to change the annual administration fee.
The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.
Reports
At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.
25

ADDITIONAL INFORMATION
SALE & DISTRIBUTION
Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
Tax-qualified Retirement Arrangements Using the Contracts
The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.
■	Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 403(b), if offered by your employer, are not deductible.
■	Earnings. Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
■	Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above. Qualified distributions from a Roth 403(b) account are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to income tax.
■	Minimum Distribution Rules. In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the
26	The Prudential Variable Contract Account-2

calendar year following the later of (1) the year in which you attain age 70 1⁄2 or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.
■	Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations. Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
■	Special rules apply where your spouse is your designated beneficiary. If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.
Late Rollover Self-Certification. After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
WITHHOLDING
Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; or (d) hardship distributions.
DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.
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TAXES ON PRUDENTIAL
Although VCA 2 is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is being made currently against the separate account for company federal income taxes. Prudential will review the question of a charge to the separate account for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contractholders because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
VOTING RIGHTS
VCA 2 may call meetings of persons having voting rights, just like mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote.
Meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.
As a VCA 2 Participant/Contractholder, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of the Participants/Contractholders who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.
LITIGATION
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
28	The Prudential Variable Contract Account-2

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the ability of Prudential to meet its obligations under the Contract.
VCA 2 POLICIES
Disclosure of Portfolio Holdings
A description of VCA 2's policies and procedures with respect to the disclosure of VCA 2's portfolio securities is described in VCA 2's Statement of Additional Information.
Frequent Trading
VCA 2 seeks to prevent patterns of frequent purchases and redemptions of VCA 2 Units by Contractholders and Participants. Frequent purchases and sales of VCA 2 Units may adversely affect VCA 2’s performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 2 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 2's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 2 cannot predict how much cash it will have to invest. In addition, if VCA 2 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 2 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.
VCA 2 does not knowingly accommodate or permit frequent trading, and the VCA 2 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.
We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option (such as VCA 2) within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by a fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading (your retirement plan may include investment options other than VCA 2 which are mutual funds or are other contracts that include underlying funds). In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
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■	Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
■	Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 2 to prevent such trading, there is no guarantee that VCA 2 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 2 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act. The entities engaged by us may change over time. As of December 31, 2017, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following:
■	Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717.
■	Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York NY 10041.
■	EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507.
■	ExlService Philippines, Inc. (call center operations) located at 10th floor 2 Quad Building, Cardinal Rosales Avenue, corner Sumilon Road, Cebu Business Park, Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines.
■	State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania, Kansas City, MO 64105.
■	Tata Consultancy Services Ltd. (administrative processing), located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon East Mumbai Maharashtra 400063.
With respect to certain retirement plans, Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston, MA 02210 and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 900 Salem Street, Smithfield, RI 02917, serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential.
OTHER INFORMATION
A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC upon payment of the fees prescribed by the SEC.
30	The Prudential Variable Contract Account-2

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.
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TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
Table of Contents — Statement of Additional Information

Investment Management & Administration of VCA 2	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 2	8
Non-Fundamental Investment Restrictions adopted by VCA 2	9
Investment Restrictions Imposed by State Law	9
Additional Information About Financial Futures Contracts	10
Additional Information About Options	11
Portfolio Turnover Rate	16
Portfolio Brokerage and Related Practices	16
Custody of Securities	17

The VCA 2 Committee and Officers	18
Management of VCA 2	18

Policies of VCA 2	27
Proxy Voting & Recordkeeping	27
Disclosure of Portfolio Holdings	30

Information About Prudential	32
Executive Officers and Directors of The Prudential Insurance Company of America	32

Sale of Group Variable Annuity Contracts	35
Information About Contract Sales	35

Financial Statements	36
Financial Statements of VCA 2 & Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries	36
32	The Prudential Variable Contract Account-2

FINANCIAL HIGHLIGHTS
INTRODUCTION
The following financial highlights for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2's Annual Report which is available, at no charge, as described on the back cover of this prospectus.
Financial Highlights for VCA 2: Income and Capital Changes per Accumulation Unit* (For an Accumulation Unit Outstanding Throughout the Year)
	2017	2016	2015	2014	2013
Investment Income	$1.1756	$1.1021	$.9469	$.7348	$.7032
Expenses
Investment management fee	(0.0883)	(.0735)	(.0763)	(.0718)	(.0596)
Assuming mortality and expense risks	(0.2647)	(.2203)	(.2284)	(.2151)	(.1786)
Net Investment Income	0.8226	.8083	.6422	.4479	.4650

Capital Changes
Net realized and unrealized gain (loss) on investment transactions	13.7979	3.1300	(1.3303)	5.6719	12.5785
Net Increase (Decrease) in Accumulation Unit Value	14.6205	3.9383	(.6881)	6.1198	13.0435

Accumulation Unit Value
Beginning of period	63.6995	59.7612	60.4493	54.3295	41.2860
End of period	$78.3200	$63.6995	$59.7612	$60.4493	$54.3295
Total Return**	22.95%	6.59%	(1.14%)	11.26%	31.59%
Ratio of Expenses To Average Net Assets***	0.50%	.50%	.50%	.50%	.50%
Ratio of Net Investment Income To Average Net Assets***	1.16%	1.37%	1.06%	.78%	.98%
Portfolio Turnover Rate	48%	40%	47%	70%	69%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	3,000	3,384	3,952	4,579	5,046
* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA’s equity in VCA 2.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.
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For More Information
Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:
Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
Annual Report (including a discussion of market conditions and strategies that significantly affected VCA 2's performance during the previous year)
Semi-Annual Report
To obtain these documents or to ask any questions about VCA 2: Call toll-free 1-877-778-2100 or Write to The Prudential Variable Contract Account 2 c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507
You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission website: www.sec.gov.
SEC File No. 811-01612

NOT01SU043	04/2018

The Prudential Variable Contract Account-2
STATEMENT OF ADDITIONAL INFORMATION • May 1, 2018
Group tax-deferred variable annuity contracts issued through The Prudential Variable Contract Account-2 (VCA 2, or the Fund, or the Account) are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2, a separate account primarily invested in common stocks.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2018, which is available without charge upon written request to The Prudential Insurance Company of America (Prudential), c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507, or by telephoning 1-877-778–2100.

3	INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2
3	MANAGEMENT & ADVISORY ARRANGEMENTS
8	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2
9	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2
9	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
10	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
11	ADDITIONAL INFORMATION ABOUT OPTIONS
16	PORTFOLIO TURNOVER RATE
16	PORTFOLIO BROKERAGE AND RELATED PRACTICES
17	CUSTODY OF SECURITIES
18	THE VCA 2 COMMITTEE AND OFFICERS
18	MANAGEMENT OF VCA 2
27	POLICIES OF VCA 2
27	PROXY VOTING & RECORDKEEPING
30	DISCLOSURE OF PORTFOLIO HOLDINGS
32	INFORMATION ABOUT PRUDENTIAL
35	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
35	INFORMATION ABOUT CONTRACT SALES
36	FINANCIAL STATEMENTS
36	FINANCIAL STATEMENTS OF VCA 2 & CONSOLIDATED FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2
MANAGEMENT & ADVISORY ARRANGEMENTS
The Manager of VCA 2 is PGIM Investments LLC (PGIM Investments or the Manager) (formerly known as Prudential Investments LLC), 655 Broad Street, Newark, New Jersey 07102. PGIM Investments serves as manager to all of the investment companies that, together with VCA 2, comprise the Prudential mutual funds. As of December 31, 2017, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $278.6 billion.
PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Pursuant to a Management Agreement with VCA 2 (the Management Agreement), PGIM Investments, subject to the supervision of a committee of VCA 2 (the VCA 2 Committee) and in conformity with the stated policies of VCA 2, manages both the investment operations of VCA 2 and the composition of VCA 2's portfolio, including the purchase, retention, disposition and loan of securities and other assets. PGIM Investments is obligated to keep certain books and records of the Account in connection therewith. PGIM Investments has hired a subadviser to provide investment advisory services to VCA 2. PGIM Investments also administers VCA 2's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 2's custodian (the Custodian). The management services of PGIM Investments to VCA 2 are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
During the term of the Management Agreement for VCA 2, PGIM Investments bears the following expenses:
(a) the salaries and expenses of all VCA 2 Committee members, officers, and employees of VCA 2 and PGIM Investments,
(b) all expenses incurred by PGIM Investments in connection with managing the ordinary course of VCA 2's business, other than those assumed by VCA 2 herein,
(c) the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,
(d) the registration of VCA 2 and its shares of capital stock for the offer or sale under federal and state securities laws,
(e) the preparation, printing and distribution of prospectuses for VCA 2, and advertising and sales literature referring to VCA 2 for use and offering any security to the public,
(f) the preparation and distribution of reports and acts of VCA 2 required by and under federal and state securities laws,
(g) the legal and auditing services that may be required by VCA 2,
(h) the conduct of annual and special meetings of persons having voting rights, and
(i) the custodial and safekeeping services that may be required by VCA 2.
VCA 2 assumes and will pay the expenses described below:
(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 2 in connection with its securities and futures transactions,
(b) all taxes and corporate fees payable by VCA 2 to federal, state or other governmental agencies,
(c) the cost of fidelity, VCA 2 Committee members' and officers' and errors and omissions insurance,
(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 2's business, and
(e) any expenses assumed by VCA 2 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule12b-1 under the Investment Company Act of 1940, as amended (1940 Act, or Investment Company Act).

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VCA 2 pays a fee to PGIM Investments for the services performed and the facilities furnished by PGIM Investments computed daily and payable monthly, at an annual rate of 0.125% of the average daily net assets of the Account. The table below sets forth the fees received by PGIM Investments from VCA 2 during the three most recent fiscal years.
The Management Agreement provides that the Manager shall not be liable to VCA 2 for any error of judgment by the Manager or for any loss sustained by VCA 2 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or VCA 2 (by the VCA 2 Committee members or vote of a majority of the outstanding voting securities of VCA 2, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 2. Fee waivers and subsidies will increase VCA 2's total return. These voluntary waivers may be terminated at any time without notice.
PGIM Investments has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of VCA 2. In connection therewith, Jennison is obligated to keep certain books and records of VCA 2. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PGIM Investments compensates Jennison at an annual the rate of 0.125% of the Fund's average daily net assets, which represents the entire management fee paid to PGIM Investments. The table below sets forth the subadvisory fee amounts received by Jennison from PGIM Investments for the three most recent fiscal years.
The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 2, or Jennison, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Management & Subadvisory Fees Paid
	2017	2016	2015
Management Fees Paid to PGIM Investments	$288,840	$278,213	$338,543
Subadvisory Fees Paid to Jennison	$288,840	$278,213	$338,543
VCA 2 operates under a manager-of-managers structure. PGIM Investments is authorized to select (with approval of the VCA 2 Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of the Account. PGIM Investments monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the VCA 2 Committee as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PGIM Investments will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PGIM Investments is also responsible for allocating assets among the subadvisers if the Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Account's assets, and PGIM Investments can change the allocations without VCA 2 Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.
The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential. The current order imposes the following conditions:
1. PGIM Investments will provide general management and administrative services to VCA 2 (the Account) including overall supervisory responsibility for the general management and investment of the Account's securities portfolio, and, subject to review and approval by the Board, will (a) set the Account's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Account's assets among its subadvisers in those cases where the Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Account's investment objectives, policies, and restrictions.

The Prudential Variable Contract Account-2    4

2. Before the Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.
3. The Account will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Account's subadvisory agreement. The Account will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule14C thereunder. With respect to a newly retained subadviser, or a material change in a subadvisory agreement, this information statement will be provided to shareholders of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule14A under the Exchange Act.
4. The Account will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No VCA 2 Committee member or officer of the Account or director or officer of PGIM Investments will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such VCA 2 Committee member director or officer) any interest in any subadviser except for (i) ownership of interests in PGIM Investments or any entity that controls, is controlled by or is under common control with PGIM Investments, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. PGIM Investments will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Account or PGIM Investments other than by reason of serving a subadviser to the Account or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the Account.
7. At all times, a majority of the members of the VCA 2 Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.
8. When a subadviser change is proposed with an Affiliated Subadviser, the VCA 2 Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee's minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PGIM Investments or the Affiliated subadviser derives an inappropriate advantage. Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2:  1⁄2 (0.25%) of this charge is for assuming expense risks; ¼ (0.125%) of this charge is for assuming mortality risks; and ¼ (0.125%) is for investment management services. The table below sets forth the amounts received by Prudential from VCA 2 during the three most recent fiscal years for assuming mortality and expense risks.
There is also an annual administration charge made against each Participant's accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. The table below sets forth the amounts of annual account charges collected by Prudential from VCA 2 during the three most recent fiscal years.
No sales charge is deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The VCA 2 Committee has adopted a Code of Ethics. In addition, PGIM Investments, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be

5

obtained by calling the Commission at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission's Public Reference Room, Washington, D.C. 20549-0102.
Mortality Risk Charges & Annual Administration Charges Paid
	2017	2016	2015
Mortality Risk Charges	$846,244	$815,570	$993,258
Annual Administration Charges	$11,551	$4,670	$4,763
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. Set forth below is additional information concerning other accounts managed by Spiros “Sig” Segalas, Warren N. Koontz, Jr., CFA, and Joseph C. Esposito, CFA who serve as the Portfolio Managers for VCA 2. Information furnished is as of December 31, 2017. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.
Information About Other Accounts Managed
	Registered Investment Companies (thousands)	Other Pooled Investment Vehicles (thousands)	Other Accounts (thousands)*	Ownership of VCA 2 Securities
Spiros “Sig” Segalas	15 / $46,827,310	4 / $951,736	2 / $645,808	None
Warren N. Koontz, Jr., CFA	7 / $5,315,779	1 / $234,639	1 / $17,834	None
Joseph C. Esposito, CFA	3 / $2,135,958	1 / $234,639	1 / $17,834	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
As of December 31, 2017, Messrs. Segalas, Koontz and Esposito owned no securities issued by VCA 2. The general public may not invest in VCA-2. Instead VCA-2 investments may be made only by participants under certain retirement arrangements.
COMPENSATION: The structure of, and method(s) used by Jennison to determine the compensation for each of Mr. Segalas, Mr. Koontz and Mr. Esposito is set forth below:
JENNISON COMPENSATION: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

The Prudential Variable Contract Account-2    6

■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Large accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for us.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest

7

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2
In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.
CONCENTRATION IN PARTICULAR INDUSTRIES. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2's total assets, more than 5% of VCA 2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2's total assets (determined at the time of the investment) would be invested in a single industry.
For purposes of the fundamental investment restriction relating to concentration in particular industries, VCA 2 relies on the “industry” classification of the Global Industry Classification System (GICS), published by S&P, when applying this 25% limit.  VCA 2’s reliance on the classification system is not a fundamental policy of VCA 2 and, therefore, can be changed without the approval of persons having voting rights in VCA 2.
INVESTMENTS IN REAL ESTATE-RELATED SECURITIES. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).
INVESTMENTS IN FINANCIAL FUTURES. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options.
LOANS. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.
BORROWING. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33 1⁄3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33 1⁄3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

The Prudential Variable Contract Account-2    8

MARGIN. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
UNDERWRITING OF SECURITIES. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.
CONTROL OR MANAGEMENT OF OTHER COMPANIES. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.
NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2
The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 2 Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.
INVESTMENTS IN OTHER INVESTMENT COMPANIES. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act and the rules and regulations thereunder; provided, however, that VCA 2 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.
SHORT SALES. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.
ILLIQUID SECURITIES. VCA 2 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 2 purchases an illiquid security.
INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:
1. The Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.
2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.
3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of “over-the-counter” securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.
4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Account would be invested in the securities of such corporation.

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The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.
Important Note: Pursuant to permissions granted to VCA 2 by the New Jersey Department of Insurance, VCA 2 may invest in the following securities which would otherwise be impermissible investments for VCA 2 under New Jersey law:
■	VCA 2 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
■	VCA 2 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.
Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.
ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.
VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.”
There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner.There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.
There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

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ADDITIONAL INFORMATION ABOUT OPTIONS
As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.
In addition to those described in the Prospectus, options have other risks, primarily related to market fluctuation and liquidity. Unanticipated fluctuations in the financial markets could result in losses to VCA 2 on its options positions. Additionally, a position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.
OPTIONS ON EQUITY SECURITIES. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on NASDAQ, or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.
VCA 2 will write only “covered” options on stocks. A call option is covered if: (1) VCA 2 owns the security underlying the option; (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2)VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 2 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.
VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.
VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.
If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.
OPTIONS ON DEBT SECURITIES. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.
VCA 2 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.
VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2's broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 2's use of straddles will be limited to 5% of VCA 2's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2's net assets at the time the straddle is written).
VCA 2 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.
VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.
VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.
OPTIONS ON STOCK INDICES. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The Prudential Variable Contract Account-2    12

VCA 2 will write only “covered” options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.
A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 2 may purchase put and call options on stock indices for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.
The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2's equity securities. It is also possible that the index may rise when VCA 2's securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.
There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the

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difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
OPTIONS ON FOREIGN CURRENCIES. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.
OPTIONS ON FUTURES CONTRACTS. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.
VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
VCA 2's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
INTEREST RATE SWAP TRANSACTIONS. VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter

The Prudential Variable Contract Account-2    14

into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 2's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is also the risk that the counterparty will be unable to honor its financial obligations to VCA 2. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
ILLIQUID SECURITIES. VCA 2 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 2 purchases an illiquid security. It is possible that VCA 2's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions.
VCA 2 may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of VCA 2. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% limit.
Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of VCA 2's assets in illiquid securities may restrict the ability of VCA 2 to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where VCA 2's operations require cash, such as when VCA 2 has net redemptions, and could result in VCA 2 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments. Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 2 or less than the fair value of the securities. No assurance can be given that the fair value prices accurately reflect the value of the security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 2 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 2 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 2 may obtain access to material non-public information, which may restrict VCA 2's ability to conduct transactions in those securities.
LOANS OF PORTFOLIO SECURITIES. VCA 2 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA 2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA 2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.
VCA 2 will not lend its portfolio securities to entities affiliated with Prudential. This will not affect VCA 2's ability to maximize its securities lending opportunities.

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PORTFOLIO TURNOVER RATE
VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2.
The table below sets forth the annual portfolio turnover rate for VCA 2 for the three most recent fiscal years.
VCA 2 Portfolio Turnover Rate
	2017	2016	2015
	48%	40%	47%
PORTFOLIO BROKERAGE AND RELATED PRACTICES
VCA 2 has adopted a policy pursuant to which VCA 2 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 2 shares by directing brokerage transactions to that broker. VCA 2 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 2, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 2 and is not influenced by considerations about the sale of VCA 2 shares.
In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA 2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.
In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.
In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PGIM Investments and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.
When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished Jennison with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Jennison uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential's present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.
When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives

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and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.
An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During the three most recent fiscal years, no commissions were paid to any broker affiliated with Prudential. VCA 2 may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.
PGIM Investments and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2. The table below sets forth the amount of brokerage commissions paid by VCA 2 to various brokers in connection with securities transactions during the three most recent fiscal years.
Brokerage Commissions Paid by VCA 2
	2017	2016	2015
	$96,300	$128,000	$175,000
CUSTODY OF SECURITIES
CUSTODIAN. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 2's assets and maintains certain books and records in connection therewith.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, VCA 2 is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from VCA 2’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which VCA 2 invests, may cause significant disruptions in the business operations of VCA 2. Potential impacts may include, but are not limited to, potential financial losses for VCA 2 and the issuers’ securities, the inability of shareholders to conduct transactions with VCA 2, an inability of VCA 2 to calculate unit values, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on participants, cyber security failures by VCA 2 and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to VCA 2, and reputational damage. VCA 2 may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. VCA 2 may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although VCA 2 and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, VCA 2 cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which VCA 2 invests.

17

THE VCA 2 COMMITTEE AND OFFICERS
MANAGEMENT OF VCA 2
VCA 2 is managed by the VCA 2 Committee. The members of the VCA 2 Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the VCA 2 Account are conducted in accordance with the Rules and Regulations of the Account.
Information pertaining to the members of the VCA 2 Committee (hereafter referred to as “Board Members”) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 2 as defined in the Investment Company Act of 1940, as amended (the Investment Company Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 2 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 2 and any other investment companies managed by PGIM Investments. Information pertaining to the Officers of VCA 2 is also set forth below. VCA 2 is also referred to as the “Fund.”
Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); Director, Manulife Asset Management Limited (2015-2017); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993
Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003
±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
# Mr. Reid joined the Board effective as of March 1, 2018.

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Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014
* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General's Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement, the Manager pays all compensation of VCA 2’s Officers and employees as well as the fees and expenses of all Independent and Interested Board Members.
The Manager pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

21

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with each Account. Under the terms of the agreement, Prudential accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any PGIM Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of Prudential. VCA 2 does not have a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Manager for VCA 2 for the most recently completed fiscal year to the Independent Board Members for service on the Board, and compensation paid to the Independent Board Members for service on the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of VCA 2 (as defined in the 1940 Act) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.
Compensation Received by VCA 2 Board Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2017 Compensation for VCA 2 and Fund Complex
Ellen S. Alberding	$1,540	None	$250,000 (31/90)*
Kevin J. Bannon	$1,530	None	$254,000 (31/90)*
Linda W. Bynoe **	$1,570	None	$254,000 (31/90)*
Barry H. Evans#	$500	None	$82,000 (30/89)*
Keith F. Hartstein **	$1,700	None	$315,000 (31/90)*
Laurie Simon Hodrick#	$500	None	$83,000 (30/89)*
Michael S. Hyland, CFA	$1,520	None	$248,000 (31/90)*
Richard A. Redeker	$1,570	None	$263,500 (31/90)*
Brian K. Reid##	None	None	None
Stephen G. Stoneburn **	$1,520	None	$242,000 (31/90)*
Grace C. Torres †	$1,440	None	$217,645 (30/89)*
# Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
## Mr. Reid joined the Board effective as of March 1, 2018.
† Ms. Torres serves as a Non-Management Interested Board Member. As a Non-Management Interested Board Member, Ms. Torres receives compensation for her service on the VCA 2 Committee.
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2017. Number of funds and portfolios represent those in existence as of December 31, 2017, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2017, but may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2017, including investment results during the year on cumulative deferred fees, amounted to $115,556, $890, $156,464, $311, $159, $96,368 and $386,113 for Ms. Bynoe, Mr. Evans, Mr. Hartstein, Ms. Hodrick, Mr. Hyland, Mr. Redeker, and Mr. Stoneburn, respectively.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

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The membership of the Audit Committee is set forth below:

Kevin J. Bannon (Chair)
Laurie Simon Hodrick
Michael S. Hyland, CFA
Brian K. Reid
Stephen G. Stoneburn
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Ellen S. Alberding
Barry H. Evans
Richard A. Redeker
Keith F. Hartstein (ex-officio)
Investment Committees: The Board of each fund in the Prudential retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC and Quantitative Management Associates LLC. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income and PGIM Real Estate (each of which is a business unit of PGIM, Inc.). In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees. The Non-Management Interested Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein
Laurie Simon Hodrick
Richard A. Redeker
Brian K. Reid
Dryden Investment Committee
Michael S. Hyland, CFA (Chair)
Linda W. Bynoe
Barry H. Evans
Stephen G. Stoneburn
Grace C. Torres
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Gibraltar Investment Committee
4	6	3
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of thirteen members, ten of whom are

23

Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Fund and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 17 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Fund and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Fund and other funds in the Fund Complex in 2017. Ms. Hodrick brings almost 30 years of experience as a finance academic, practitioner, and consultant.
Michael S. Hyland. Mr. Hyland joined the Board of the Fund and other funds in the Fund Complex in 2008. Mr. Hyland has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 12 years.
Richard A. Redeker. Mr. Redeker has served as a Board Member of mutual funds in the Fund Complex for more than 15 years, including as a member and/or Chair of various Board committees. Mr. Redeker has more than 50 years of experience as a senior executive in the mutual fund industry.
Brian K. Reid. Mr. Reid joined the Board of the Fund and the other funds in the Fund Complex in 2018.  Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.

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Stephen G. Stoneburn. Mr. Stoneburn has served as a Board Member of mutual funds in the Fund Complex for more than 15 years, including as a member and/or Chair of various Board committees. Mr. Stoneburn has more than 30 years of experience as a senior executive officer of operating companies and/or as a director of public companies.
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Grace C. Torres. Ms. Torres, a Non-Management Interested Board Member of the Fund and other funds in the Fund Complex, formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).
Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Keith Hartstein) or the Chair of the Nominating and Governance Committee (Linda W. Bynoe), in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Fund's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board

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Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
The following table sets forth the dollar range of VCA 2 securities held by each Board Member as of December 31, 2017. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2017.
Securities Owned by VCA 2 Board Members
Name	Dollar Range of VCA 2 Securities	Aggregate Dollar Range of All Securities*
Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Barry H. Evans	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Laurie Simon Hodrick	None	$50,001 - $100,000
Michael S. Hyland, CFA	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Brian K. Reid#	None	None
Stephen G. Stoneburn	None	Over $100,000
Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
Grace C. Torres	None	Over $100,000
Notes to Board Member Share Ownership Table
“Aggregate Dollar Range of All Securities” identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.
# Mr. Reid joined the Board effective as of March 1, 2018.
The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 2 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 2 as of December 31, 2017.
Ownership of Other Securities by VCA 2 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Ellen S. Alberding	None	None	None	None	None
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Barry H. Evans	None	None	None	None	None
Keith F. Hartstein	None	None	None	None	None
Laurie Simon Hodrick	None	None	None	None	None
Michael S. Hyland, CFA	None	None	None	None	None
Richard A. Redeker	None	None	None	None	None
Brian K. Reid	None	None	None	None	None
Stephen G. Stoneburn	None	None	None	None	None

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POLICIES OF VCA 2
PROXY VOTING & RECORDKEEPING
The VCA 2 Committee has delegated to VCA 2's investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 2. VCA 2 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA 2 Committee, including any Committee thereof established for that purpose.
The Manager and the VCA 2 Committee view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 2. Consistent with this goal, the VCA 2 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA 2 Committee maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between VCA 2 and the Manager or its affiliates.
The Manager delegates to VCA 2's subadviser the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 2, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 2 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 2 and the interests of the subadviser or its affiliates. The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.
Information regarding how VCA 2 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at www.sec.gov and is also available at www.pgiminvestments.com. A summary of the voting policy of the subadviser to VCA 2, Jennison Associates LLC, follows.
JENNISON ASSOCIATES LLC
Proxy Voting Policy and Procedures
I.	Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.	Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

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The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
■	Jennison investment professionals who are related to a person who is senior management or a director at a public company.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings

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Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.	Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review quarterly voting metrics and analysis published by the Proxy Team.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Committee (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV.	Escalating Concerns

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Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.	Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Revised March 31, 2017
DISCLOSURE OF PORTFOLIO HOLDINGS
VCA 2's portfolio holdings are made public, as required by law, in VCA 2's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, VCA 2's portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA 2's first and third fiscal quarters.
When authorized by VCA 2's Chief Compliance Officer and an officer of VCA 2, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute VCA 2's shares, third-party providers of auditing, custody, proxy voting and other services for VCA 2, rating and ranking organizations, and certain affiliated persons of VCA 2, as described below. The procedures used to determine eligibility are set forth below:
PROCEDURES FOR RELEASE OF PORTFOLIO HOLDINGS INFORMATION:
1. A request for release of VCA 2's holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between VCA 2 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA 2.
2. The request shall be forwarded to the Chief Compliance Officer of VCA 2, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of VCA 2 must be executed with the recipient of the holdings information.
4. An officer of VCA 2 shall approve the release agreement. Copies of the release and agreement shall be sent to PGIM Investments’ law department.
5. Written notification of the approval shall be sent by such officer to the PGIM Investments Fund Administration Department to arrange the release of holdings information.
6. The PGIM Investments Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.
As of the date of this Statement of Additional Information, VCA 2 will provide:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
■	Full holdings on a daily basis to VCA 2's subadviser, custodian, sub-custodian (if any) and Accounting Agents at the end of each day.
■	Full holdings to VCA 2's independent registered public accounting firm as soon as practicable following VCA 2's fiscal year-end or on an as-needed basis.
■	Full holdings to financial printers as soon as practicable following the end of VCA 2's quarterly, semi and annual period-ends.
2. Analytical Service Providers

The Prudential Variable Contract Account-2    30

■	All VCA 2 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
■	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA 2's Chief Compliance Officer and the PGIM Investments Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
The VCA 2 Committee has approved PGIM Investment's Policy for the Dissemination of Portfolio Holdings. The Committee shall, on a quarterly basis, receive a report from PGIM Investments detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committee has delegated oversight of VCA 2's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which VCA 2 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that VCA 2's policies and procedures on portfolio holdings information will protect VCA 2 from the potential misuse of such information by individuals or entities that come into possession of the information.

31

INFORMATION ABOUT PRUDENTIAL
EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The following is biographical information for the executive officers and directors of The Prudential Insurance Company of America:
EXECUTIVE OFFICERS:
John R. Strangfeld, Jr. (date of birth: 12/27/1953) was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.
Mark B. Grier (date of birth: 9/18/1952) was elected Director of Prudential Financial in January 2008 and has served as Vice Chairman since August 2002. He served as a director of Prudential Financial from December 1999 to January 2001, Executive Vice President from December 2000 to August 2002 and as Vice President of Prudential Financial from January 2000 to December 2000. He served as Chief Financial Officer of Prudential Insurance from May 1995 to June 1997. Since May 1995 he has variously served as Executive Vice President, Corporate Governance; Executive Vice President, Financial Management; Vice Chairman, Financial Management; and Vice Chairman, International. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.
Robert M. Falzon (date of birth: 4/11/1959) was elected Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance in March 2013. Mr. Falzon has been with Prudential since 1983, serving in various positions. He served as Senior Vice President and Treasurer of Prudential Insurance and Prudential Financial from 2010 to 2013. Previously he had been a managing director at Prudential Real Estate Investors (“PREI”), head of PREI’s Global Merchant Banking Group and CEO of its European business; a managing director at Prudential Securities; and regional vice president at Prudential Capital Group.
Timothy P. Harris (date of birth: 10/11/1960) was appointed Executive Vice President and General Counsel for Prudential Financial and Prudential Insurance in October 2015. He served as the Deputy General Counsel and Chief Legal Officer, U.S. Businesses, from 2008 to 2015. He has served in various supervisory positions since 1999, including Chief Investment Counsel from 2005 through 2008, Chief Legal Officer of Prudential Annuities and Chief Legal Officer for Retirement Services and Prudential Asia. Mr. Harris was the Chief Risk Officer for Prudential Investments from 1999 to 2003. Prior to joining Prudential, he was associated with Cadwalader, Wickersham & Taft in New York, where he provided transactional and regulatory advice to investment banks, broker-dealers, banks and commodities firms.
Charles F. Lowrey (date of birth: 1/20/1958) was elected Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance in March 2014. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, the real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan's Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
Stephen Pelletier (date of birth: 8/4/1953) was elected Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance in March of 2014. He served as the Chief Executive Officer of Prudential Group Insurance from July of 2013 to March of 2014. Mr. Pelletier has been with Prudential since 1992 and has served in various positions, including President of Prudential Annuities and Chairman and CEO of Prudential International Investments.
Barbara G. Koster (date of birth: 3/16/1954) was elected Senior Vice President, Operations and Systems, of Prudential Financial in May 2011 and has been a Senior Vice President of Prudential Insurance Company of America since February 2004. Ms. Koster joined Prudential in November 1995 as the Vice President and Chief Information Officer of Individual Life Insurance Systems and was appointed as the Chief Information Officer of Prudential in 2004. Prior to joining Prudential, Ms. Koster held several positions with Chase Manhattan Bank, including that of President of Chase Access Services.

The Prudential Variable Contract Account-2    32

Candace J. Woods (date of birth: 1/16/1961) was elected Senior Vice President and Chief Actuary of Prudential Financial and Prudential Insurance in November 2017. Prior to her current role, Ms. Woods served as Vice President and Chief Actuary for the actuarial center of excellence within Prudential Insurance, Ms. Woods served as Vice President and Actuary from 2012 to 2013 and Vice President and Chief Actuary from 2013 to 2017 for our International Insurance business.
Nicholas C. Silitch (date of birth: 11/8/1961) was elected Senior Vice President and Chief Risk Officer of Prudential Financial and Prudential Insurance in May 2012. He joined Prudential in 2010 as Chief Credit Officer and head of investment risk management. Prior to joining Prudential, Mr. Silitch held the position of Chief Risk Officer of the Alternative Investment Services, Broker Dealer Services and Pershing businesses within Bank of New York Mellon.
Scott G. Sleyster (date of birth: 1/31/1960) was elected Senior Vice President and Chief Investment Officer of Prudential Insurance and Prudential Financial in May 2012 and February 2013, respectively. Mr. Sleyster has been with Prudential since 1987, serving in a variety of positions, including head of Prudential’s Full Service Retirement business, president of Prudential’s Guaranteed Products business, chief financial officer for Prudential’s Employee Benefits Division, and has held roles in Prudential’s Treasury, Derivatives and Investment Management units.
Lucien A. Alziari (date of birth: 9/6/1959) was elected Senior Vice President and Chief Human Resources Officer for Prudential Financial and Prudential Insurance in June 2017. From 2012 to the beginning of 2017, Mr. Alziari served as Executive Vice President and Chief Human Resources Officer of A.P. Moller-Maersk. From 2004 to 2012, he was the Chief Human Resources Officer and Head of Corporate Responsibility for Avon Products, Inc. Prior to Avon Products, Inc., Mr. Alziari held roles with Mars Confectionary in the United Kingdom and PepsiCo Inc. in New York, Vienna and Dubai.
DIRECTORS:
John R. Strangfeld, Jr. (date of birth: 12/27/1953) Chairman and Chief Executive Officer, Prudential Financial, Inc. Mr. Strangfeld was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.
Thomas J. Baltimore, Jr. (date of birth: 8/23/1963) Chairman, President and Chief Executive Officer, Park Hotels & Resorts, Inc. Mr. Baltimore has been the Chairman, President and Chief Executive Officer (CEO) of Park Hotels & Resorts, Inc. (a NYSE-listed lodging real estate investment trust) since January 2017. Between May 2016 and January 2017, Mr. Baltimore was the President and CEO of the planned Hilton Real Estate Investment Trust. Previously, he was President and CEO of RLJ Lodging Trust (a NYSE-listed real estate investment company) from May 2011 to May 2016. He served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions, of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.
Gilbert F. Casellas (date of birth: 8/2/1952) Chairman, OMNITRU. Mr. Casellas has been Chairman of OMNITRU (a consulting and investment firm) since 2011. He was the VP, Corporate Responsibility of Dell Inc. (a global computer manufacturer) from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc. He served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998, and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.
Mark B. Grier (date of birth: 9/18/1952) Vice Chairman, Prudential Financial, Inc. Mr. Grier was elected Director of Prudential Financial in January 2008 and has served as Vice Chairman since August 2002. He served as a director of Prudential Financial from December 1999 to January 2001, Executive Vice President from December 2000 to August 2002 and as Vice President of Prudential Financial from January 2000 to December 2000. He served as Chief Financial Officer of Prudential Insurance from May 1995 to June 1997. Since May 1995 he has variously served as Executive Vice President, Corporate Governance; Executive Vice President, Financial Management; Vice Chairman, Financial Management; and Vice Chairman, International. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.

33

Martina Hund-Mejean (date of birth: 5/29/1960) Chief Financial Officer, MasterCard Worldwide. Ms. Hund-Mejean has served as the Chief Financial Officer (CFO) and a member of the Executive Committee at MasterCard Worldwide (a global transaction processing and consulting services company) since 2007. Ms. Hund-Mejean served as Senior Vice President (SVP) and Corporate Treasurer at Tyco International Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.
Karl J. Krapek (date of birth: 12/5/1948) Former President and Chief Operating Officer, United Technologies Corporation. Mr. Krapek served as the President and COO of United Technologies Corporation (UTC) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at UTC, which he joined in 1982. Mr. Krapek is also the co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate.
Peter R. Lighte (date of birth: 1/14/1949) Former Vice Chairman of J.P. Morgan Corporate Bank and Founding Chairman of J.P. Morgan Chase Bank, China. Mr. Lighte served as the Vice Chairman, J.P. Morgan Corporate Bank, China, from 2010 to 2014, and the founding Chairman of J.P. Morgan Chase Bank China, from 2007 to 2010. Prior to that, he headed the Company’s International Client Coverage for Treasury and Securities Services in J.P. Morgan’s European Global Operating Services Division and was instrumental in re-establishing its corporate bank in London. Mr. Lighte previously served as the President of Chase Trust Bank in Tokyo from 2000 to 2002. He was also the founding representative in Beijing of Manufacturers Hanover Trust Company. Mr. Lighte has also taught at several academic institutions, including Middlebury College and the University of Santa Clara.
George Paz (date of birth: 8/27/1955) Non-Executive Chairman and Former Chief Executive Officer, Express Scripts Holding Company. Mr. Paz is the Non-Executive Chairman of Express Scripts Holding Company (Express Scripts), a prescription benefit management company, and served as the CEO of Express Scripts from April 2005 to May 2016. Mr. Paz also served as the President of Express Scripts from October 2003 to February 2014 and has been a director since January 2004. He joined Express Scripts in 1998 as SVP and CFO. Prior to joining Express Scripts, Mr. Paz was a partner at Coopers and Lybrand from 1988 to 1993 and 1996 to 1998 and served as Executive Vice President and CFO for Life Partners Group from 1993 to 1995.
Sandra Pianalto (date of birth: 8/4/1954) Former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland. Ms. Pianalto served as the President and CEO of the Federal Reserve Bank of Cleveland (the Cleveland Fed) from February 2003 until her retirement in May 2014. She was the First Vice President and COO of the Cleveland Fed from 1993 to 2003 and served as its VP and Secretary to the Board of Directors from 1988 to 1993. Ms. Pianalto also served in various supervisory roles at the Cleveland Fed from 1983 to 1988. Prior to joining the Cleveland Fed, Ms. Pianalto was an economist at the Board of Governors of the Federal Reserve System and served on the staff of the Budget Committee of the U.S. House of Representatives.
Christine A. Poon (date of birth: 6/23/1952) Professor, The Max M. Fisher College of Business, The Ohio State University. Ms. Poon served as Dean of Fisher College of Business at The Ohio State University from May 2009 until November 2014 and is now a member of the faculty. She served as Vice Chairman and a member of the Board of Directors of Johnson & Johnson from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb for 15 years.
Douglas A. Scovanner (date of birth: 11/3/1955) Founder, Managing Member, Comprehensive Financial Strategies. Mr. Scovanner has been the Founder and Managing Member of Comprehensive Financial Strategies, LLC, a management consulting firm, since October 2013. Previously, he served as the CFO (1994 to 2012) and Executive Vice President (2000 to 2012) of the Target Corporation (a North American retailer). Prior to joining the Target Corporation, Mr. Scovanner held various management positions at The Fleming Companies, Inc., Coca-Cola Enterprises, Inc., The Coca- Cola Company and the Ford Motor Company from 1979 to 1994.
Michael A. Todman (date of birth: 9/10/1957) Former Vice Chairman, Whirlpool Corporation. Mr. Todman served as Vice Chairman of the Whirlpool Corporation (Whirlpool), a global manufacturer of home appliances, from November 2014 to December 2015. Mr. Todman previously served as President of Whirlpool International from 2006 to 2007 and 2010 to 2014, as well as President, Whirlpool North America from 2007 to 2010. Mr. Todman held several senior positions including Executive Vice President and President of Whirlpool Europe from 2001 to 2005 and Executive Vice President, Whirlpool North America, in 2001. Prior to joining Whirlpool, Mr. Todman served in a variety of leadership positions at Wang Laboratories Inc. and Price Waterhouse and Co.

The Prudential Variable Contract Account-2    34

SALE OF GROUP VARIABLE ANNUITY CONTRACTS
INFORMATION ABOUT CONTRACT SALES
Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for VCA 2's three most recent fiscal years, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.
Sales Charges Received and Amounts Credited
	2017	2016	2015
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$21,004.51	$32,779	$35,583

35

FINANCIAL STATEMENTS
FINANCIAL STATEMENTS OF VCA 2 & CONSOLIDATED FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
VCA 2's financial statements and the financial highlights as of December 31, 2017 and for each of the fiscal years or periods presented therein have been incorporated into this SAI by reference to VCA 2's 2017 annual report (File No.811-01612). Such financial statements have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included in the annual report. KPMG LLP’s principal business address is 345 Park Avenue, New York, New York 10154. You may obtain a copy of VCA 2's annual report at no charge by request to VCA 2 by calling 1-877-778-2100, or by writing to VCA 2 at 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
EXPERTS
The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The Prudential Variable Contract Account-2    36

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and Independent Auditor’s Report
December 31, 2017 and 2016

CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Financial Position
December 31, 2017 and 2016 (in millions, except share amounts)

	2017	2016
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2017 - $172,579; 2016 - $163,548)	$184,686	$168,978
Trading account assets supporting insurance liabilities, at fair value(1)	19,500	19,663
Other trading account assets, at fair value	3,830	3,755
Equity securities, available-for-sale, at fair value (cost: 2017 - $2,346; 2016 - $4,273)	3,429	5,689
Commercial mortgage and other loans(1)	42,552	41,269
Policy loans	8,674	8,839
Other long-term investments (includes $1,545 and $1,296 measured at fair value under the fair value option at December 31, 2017 and 2016, respectively)(1)	9,880	9,124
Short-term investments	3,731	3,180
Total investments	276,282	260,497
Cash and cash equivalents(1)	7,262	6,382
Accrued investment income	2,156	2,071
Deferred policy acquisition costs	8,041	7,771
Value of business acquired	375	991
Reinsurance recoverables - affiliated	10,098	9,260
Reinsurance recoverables - unaffiliated	5,079	4,138
Other assets(1)	5,933	5,020
Due from parent and affiliates	8,883	8,669
Separate account assets	265,733	248,182
TOTAL ASSETS	$589,842	$552,981
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$155,076	$146,712
Policyholders’ account balances	96,883	96,029
Policyholders’ dividends	6,321	5,622
Securities sold under agreements to repurchase	8,400	7,606
Cash collateral for loaned securities	4,336	4,309
Income taxes	3,561	3,687
Short-term debt	1,150	774
Long-term debt	8,233	8,647
Reinsurance payables - affiliated	159	201
Reinsurance payables - unaffiliated	3,320	2,053
Other liabilities(1)	7,238	6,420
Due to parent and affiliates	2,191	1,338
Separate account liabilities	265,733	248,182
Total liabilities	562,601	531,580
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)
EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2017 and 2016)	2	2
Additional paid-in capital	20,105	20,117
Accumulated other comprehensive income (loss)	3,599	848
Retained earnings	3,484	389
Total Equity of The Prudential Insurance Company of America	27,190	21,356
Noncontrolling interests	51	45
Total equity	27,241	21,401
TOTAL LIABILITIES AND EQUITY	$589,842	$552,981
__________

(1)	See Note 5 for details of balances associated with variable interest entities.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Operations
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
REVENUES
Premiums	$19,353	$17,363	$16,734
Policy charges and fee income	2,616	3,693	4,776
Net investment income	11,165	10,494	10,256
Asset management and service fees	553	588	862
Other income (loss)	1,229	667	(60)
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(251)	(257)	(177)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income (loss)	3	48	39
Other realized investment gains (losses), net	528	1,115	1,583
Total realized investment gains (losses), net	280	906	1,445
Total revenues	35,196	33,711	34,013
BENEFITS AND EXPENSES
Policyholders’ benefits	22,985	22,243	20,619
Interest credited to policyholders’ account balances	2,695	2,786	2,331
Dividends to policyholders	2,048	1,975	2,174
Amortization of deferred policy acquisition costs	772	1,252	1,070
General and administrative expenses	4,831	4,962	5,005
Total benefits and expenses	33,331	33,218	31,199
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,865	493	2,814
Total income tax expense (benefit)	(2,058)	(237)	573
INCOME (LOSS) BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	3,923	730	2,241
Equity in earnings of operating joint ventures, net of taxes	(5)	(13)	(11)
NET INCOME (LOSS)	3,918	717	2,230
Less: Income (loss) attributable to noncontrolling interests	0	(3)	1
NET INCOME (LOSS) ATTRIBUTABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$3,918	$720	$2,229

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
NET INCOME (LOSS)	$3,918	$717	$2,230
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	69	(45)	(77)
Net unrealized investment gains (losses)	3,806	2,025	(4,557)
Defined benefit pension and postretirement unrecognized periodic benefit (cost)	182	(149)	(244)
Total	4,057	1,831	(4,878)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	1,302	574	(1,648)
Other comprehensive income (loss), net of taxes	2,755	1,257	(3,230)
Comprehensive income (loss)	6,673	1,974	(1,000)
Less: Comprehensive income (loss) attributable to noncontrolling interests	4	(4)	(7)
Comprehensive income (loss) attributable to The Prudential Insurance Company of America	$6,669	$1,978	$(993)

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Equity
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity of The Prudential Insurance Company of America	Noncontrolling Interests	Total Equity
Balance, December 31, 2014	$2	$19,078	$3,094	$2,812	$24,986	$48	$25,034
Capital contributions from parent		297			297		297
Dividends to parent			(1,950)		(1,950)		(1,950)
Contributions from noncontrolling interests						4	4
Stock-based compensation programs		10			10		10
Comprehensive income (loss):
Net income (loss)			2,229		2,229	1	2,230
Other comprehensive income (loss), net of tax				(3,222)	(3,222)	(8)	(3,230)
Total comprehensive income (loss)					(993)	(7)	(1,000)
Balance, December 31, 2015	2	19,385	3,373	(410)	22,350	45	22,395
Cumulative effect of adoption of accounting changes						1	1
Capital contributions from parent		718			718		718
Dividends to parent			(3,704)		(3,704)		(3,704)
Contributions from noncontrolling interests						3	3
Assets purchased/transferred from affiliates		3			3		3
Stock-based compensation programs		11			11		11
Comprehensive income (loss):
Net income (loss)			720		720	(3)	717
Other comprehensive income (loss), net of tax				1,258	1,258	(1)	1,257
Total comprehensive income (loss)					1,978	(4)	1,974
Balance, December 31, 2016	2	20,117	389	848	21,356	45	21,401
Capital contributions from parent		164			164		164
Dividends to parent			(1,000)		(1,000)		(1,000)
Contributions from noncontrolling interests						4	4
Distributions to noncontrolling interests						(2)	(2)
Affiliated asset transfers		(177)	177		0		0
Stock-based compensation programs		1			1		1
Comprehensive income (loss):
Net income (loss)			3,918		3,918	0	3,918
Other comprehensive income (loss), net of tax				2,751	2,751	4	2,755
Total comprehensive income (loss)					6,669	4	6,673
Balance, December 31, 2017	$2	$20,105	$3,484	$3,599	$27,190	$51	$27,241
See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$3,918	$717	$2,230
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(280)	(906)	(1,445)
Policy charges and fee income	(2,104)	(1,559)	(1,531)
Interest credited to policyholders’ account balances	2,695	2,786	2,331
Depreciation and amortization	214	311	(22)
(Gains) losses on trading account assets supporting insurance liabilities, net	(116)	27	576
Change in:
Deferred policy acquisition costs	(476)	34	(365)
Future policy benefits and other insurance liabilities	5,642	4,839	1,962
Income taxes	(1,419)	(374)	378
Derivatives, net	(788)	1,299	989
Other, net	(2,060)	(1,477)	622
Cash flows from (used in) operating activities	5,226	5,697	5,725
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	42,907	32,579	33,254
Trading account assets supporting insurance liabilities and other trading account assets	37,697	30,683	8,867
Equity securities, available-for-sale	3,199	3,004	4,155
Commercial mortgage and other loans	5,267	5,635	4,632
Policy loans	1,166	1,014	898
Other long-term investments	1,015	909	635
Short-term investments	10,429	19,524	54,150
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(46,674)	(41,943)	(30,874)
Trading account assets supporting insurance liabilities and other trading account assets	(37,779)	(31,935)	(9,705)
Equity securities, available-for-sale	(2,434)	(2,583)	(3,508)
Commercial mortgage and other loans	(6,267)	(6,196)	(7,457)
Policy loans	(646)	(646)	(640)
Other long-term investments	(1,537)	(1,561)	(1,918)
Short-term investments	(10,788)	(17,245)	(54,073)
Due to/from parent and affiliates	(557)	17	206
Derivatives, net	(84)	(111)	257
Other, net	(481)	(178)	440
Cash flows from (used in) investing activities	(5,567)	(9,033)	(681)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	19,761	22,089	16,760
Policyholders’ account withdrawals	(19,185)	(18,161)	(15,502)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	821	548	(2,276)
Net change in financing arrangements (maturities 90 days or less)	44	272	62
Proceeds from the issuance of debt (maturities longer than 90 days)	2,459	848	778
Repayments of debt (maturities longer than 90 days)	(1,992)	(144)	(2,017)
Excess tax benefits from share-based payment arrangements	0	9	0
Capital contributions from parent	149	298	0
Dividends to parent	(1,000)	(1,111)	(1,950)
Other, net	164	(95)	391
Cash flows from (used in) financing activities	1,221	4,553	(3,754)
Effect of foreign exchange rate changes on cash balances	0	33	8
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	880	1,250	1,298
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,382	5,132	3,834
CASH AND CASH EQUIVALENTS, END OF YEAR	$7,262	$6,382	$5,132

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(634)	$111	$216
Interest paid	$311	$317	$323
NON-CASH TRANSACTIONS DURING THE YEAR(1)
Pension Risk Transfer transactions
Assets received, excluding cash and cash equivalents	$2,726	$3,228	$2,091
Liabilities assumed	6,155	5,003	3,739
Net cash received	$3,429	$1,775	$1,648
Assets received from affiliates as repayment of affiliated loans	$0	$0	$0
Non-cash dividend to parent	$0	$(2,593)	$0
Non-cash capital contribution from parent	$15	$620	$297
Non-cash affiliated asset transfer	$879	$0	$0
__________

(1)
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”).

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. (“Pruco Re”). Effective April 1, 2016, the Company recaptured the risks related to the variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation (“PALAC”). These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and the Company as applicable. These series of transactions are collectively referred to as the “Variable Annuities Recapture.”

The financial statement impacts of these transactions in 2016 were as follows:

Affected Financial Statement Lines Only

Statement of Financial Position

	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$4,179	$(6,668)	$(2,489)
Cash and cash equivalents	(11)	56	45
Deferred policy acquisition costs	0	(3,134)	(3,134)
Reinsurance recoverables	(6,317)	9,358	3,041
Deferred sales inducements	0	(500)	(500)
Other assets	0	953	953
Income tax receivable	0	78	78
TOTAL ASSETS	$(2,149)	$143	$(2,006)
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$(14)	$0	$(14)
Income taxes	21	0	21
Short-term and long-term debt(2)	0	(503)	(503)
Other liabilities	0	0	0
TOTAL LIABILITIES	7	(503)	(496)
EQUITY
Additional paid-in capital	0	687	687
Retained earnings(3)	(2,156)	45	(2,111)
Accumulated other comprehensive income	0	(86)	(86)
TOTAL EQUITY	(2,156)	646	(1,510)
TOTAL LIABILITIES AND EQUITY	$(2,149)	$143	$(2,006)
__________
Significant Non-Cash Transactions

(1)
The decline in total investments includes $6.7 billion of asset transfers related to the reinsurance transaction with PALAC, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

(2)	The Company received ceding commissions of $3.6 billion, made up of an issuance of debt of $0.8 billion and reassignment of debt of $0.5 billion to PALAC.

(3)	Retained earnings includes non-cash dividends of $2.8 billion to Prudential Financial as part of the Variable Annuities Recapture.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Statement of Operations

Day 1 Impact of the Variable Annuities Recapture in 2016	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(832)	$(832)
Realized investment gains (losses), net	(2,135)	2,683	548
TOTAL REVENUES	(2,135)	1,851	(284)
BENEFITS AND EXPENSES
Policyholders’ benefits	0	(522)	(522)
General and administrative expenses	0	(188)	(188)
TOTAL BENEFITS AND EXPENSES	0	(710)	(710)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,135)	2,561	426
Income tax expense (benefit)	21	(78)	(57)
NET INCOME (LOSS)	$(2,156)	$2,639	$483

As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $6.7 billion to PALAC and established reinsurance recoverables of $9.4 billion. In addition, the Company received ceding commissions of $3.6 billion from PALAC, made up of affiliated receivables of $0.8 billion and reassignment of debt of $0.5 billion to PALAC. Also, the Company unwound its deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”) balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through “General and administrative expenses”. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.6 billion immediately since the reinsurance contract is accounted for as a free-standing derivative. The Company subsequently paid a dividend of $2.6 billion to Prudential Financial.

The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$4,179	$4,179	$0	$0
PALAC	Apr - June 2016	Sale	Fixed Maturities, Trading Account Assets, Commercial Mortgages, Derivatives, and JV/LP Investments	$(6,994)	$(6,872)	$0	$122
Prudential Financial	Apr - June 2016	Contributed Capital	Fixed Maturities and Derivatives	$337	$337	$337	$0
Prudential Financial	Apr - June 2016	Dividend	Fixed Maturity	$(19)	$(19)	$(19)	$0

Basis of Presentation

The Company’s Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated VIEs. The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 27, 2018, the date these financial statements were issued.
Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; value of business acquired (“VOBA”) and its amortization; amortization of DSI; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables/payables; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2016, the Company recorded out of period adjustments resulting in an aggregate net decrease of $156 million to “Income (loss) before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2016. Such adjustments primarily consisted of a charge of $141 million to increase reserves, net of a related increase in DAC, for certain universal life products. Management evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they were not material to any previously reported financial statements.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income.” For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading account assets supporting insurance liabilities, at fair value includes invested assets that consist of fixed maturities, equity securities, and short-term investments and cash equivalents, that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Other trading account assets, at fair value consists of fixed maturities, certain derivatives and equity securities, including seed money that the Company invests in investment funds, and certain perpetual preferred stock. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments are reported in “Net investment income.” The derivatives are primarily associated with the Company’s derivative operations used to manage interest rate, foreign currency, credit and equity exposures and are not reported with other derivatives in “Other long-term investments” primarily due to their short-term nature. The fixed maturities and perpetual preferred stock represents certain financial instruments that contain an embedded derivative where the Company elects to classify the entire instrument as a trading account asset rather than bifurcate the derivative from the host contract. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Equity securities available-for-sale, at fair value is comprised of common stock, mutual fund shares and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural property loan portfolios.

Uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other long-term investments consists of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag. For the investments for which the Company has elected the fair value option, the associated realized and unrealized gains and losses are reported in “Other income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to OTTI are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated useful lives of the properties and is included in “Net investment income.”

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates is not expected to recover in value before maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Deferred policy acquisition costs are costs related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance which are included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised on a retrospective basis. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is a direct subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 20. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which they were acquired. As of December 31, 2017, the majority of the VOBA balance relates to the 2013 acquisition of The Hartford Financial Services Group’s individual life insurance business (“the Hartford Life Business”) and the 2004 acquisition of CIGNA’s defined contribution and defined benefit businesses. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General and administrative expenses.” VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance recoverables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance recoverables are associated with the reinsurance arrangements between the Company and related parties. For all of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements. See also “Reinsurance payables” below.

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, property and equipment, and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within a reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted. No impairments were recorded for the years ended December 31, 2017 and 2016.

The Company offered various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangible assets requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Due from parent and affiliates consist primarily of affiliated accrued receivables, affiliated notes receivable and affiliated derivative activity. See also “Due to parent and affiliates” below.

Separate account assets represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits liability is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. Currently, PFL liabilities are predominantly associated with certain universal life contracts that measure GAAP reserves using a dynamic approach and accordingly, are updated each quarter using current inforce and market data and as part of the annual assumption update such that the liability as of each measurement date represents the Company’s current estimate of the present value of the amount necessary to offset anticipated future losses. See Note 10 for additional information regarding future policy benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 11, and deferred profits.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ dividends liability includes dividends payable to policyholders and the policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. Any adjustments to the policyholder dividend obligation related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. For additional information on the policyholder dividend obligation, see Note 12.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.”

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income;” however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year.

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Notes to Consolidated Financial Statements

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 18 for a discussion of factors considered when evaluating the need for a valuation allowance.

The U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) enacted two new taxes that could impact the Company’s effective tax rate and cash tax payments in future periods. The Global Intangible Low-Taxed Income provision (“GILTI”) applies a U.S. minimum tax to earnings of foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries. The amount of tax in any period on GILTI, if any, can depend on annual differences between U.S. taxable income recognition rules and taxable income recognition rules in the country of operations and the overall taxable income of U.S. operations. The Company will account for the effects of the GILTI tax as a period cost if and when incurred. The Tax Act of 2017 also includes a new Base Erosion and Anti-Abuse Tax (“BEAT”). BEAT is an alternative tax which is due if the calculated BEAT amount is greater than the regular corporate tax in any given year. The additional tax is generally calculated after adding back to taxable income certain deductible payments made to foreign affiliates that are at least 25% owned, and then applying an alternative tax rate of 10% (5% in 2018) to the alternative tax base, rather than the 21% corporate tax rate. The amount of the BEAT in any period, if any, will depend on the amount of payments by U.S. entities to foreign affiliates that are at least 25% owned, the amount of overall U.S. deductible amounts and the results of the U.S. consolidated group. The Company will account for the effects of the BEAT as a period cost if and when incurred.

In December of 2017, SEC staff issued “SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 18 to the Consolidated Financial Statements for a discussion of provisional amounts related to the Tax Act of 2017.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Short-term debt and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General and administrative expenses” in the Company’s Consolidated Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near-term. See Note 14 for additional information regarding short-term and long-term debt.

Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance payables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance payables are associated with the reinsurance arrangements between the Company and related parties. See also “Reinsurance recoverables” above.

Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities (see Note 17), derivative liabilities (see “Derivative Financial Instruments” below), and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Due to parent and affiliates consist primarily of affiliated accrued payables and affiliated derivative activity.

Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities.”

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 11 for additional information regarding these contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Amounts received as payment for universal or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than universal and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed.

Other income (loss) includes realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and “Other long-term investments” for which the Company has elected the fair value option.

OTHER ACCOUNTING POLICIES

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-functional currency earnings and net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities” or “Due to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign currency fair value or cash flow hedge (“foreign

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the Consolidated Statements of Operations, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same Consolidated Statements of Operations line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is accounted for in the same manner as a translation adjustment (i.e., reported in the cumulative translation adjustment account within AOCI).

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the Consolidated Statements of Operations line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Accounting for Certain Reinsurance Contracts in the Individual Life Business

During the second quarter of 2017, the Company recognized a charge of $237 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves, DAC and VOBA was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and is included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cashflow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during year ended December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payments Accounting
This ASU simplifies and improves employee share-based payment accounting. The areas updated include income tax consequences, a policy election related to forfeitures, classification of awards as either equity or liability, and classification of operating and financing activity on the statement of cash flows.
		January 1, 2017 using various transition methods as prescribed by the ASU.	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

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Notes to Consolidated Financial Statements

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.

January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $256 million and total equity by $49 million after giving effect to offsetting items including those related to taxes and the policyholder dividend obligation in the Closed Block. See table below for the impact to the line items in the Consolidated Statements of Financial Position. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statements of Financial Position upon Adoption on January 1, 2018
(in millions)
Increase / (Decrease)
Other long-term investments	$219
Total assets	$219
Policyholders’ dividends	$157
Income taxes	13
Total liabilities	170
Accumulated other comprehensive income (loss)	(207)
Retained earnings	256
Total equity	49
Total liabilities and equity	$219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a “right-of-use” asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (“receivable and residual” approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).

January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-13, Financial Instruments - Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces the existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.

		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.

		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business
In January 2017, the FASB issued this ASU to provide a more robust framework to use in determining when a set of assets and activities (“set”) is a business and to address stakeholder feedback that the definition of a business in current GAAP is applied too broadly. The primary amendments in the ASU provide a screen to exclude transactions where substantially all the fair value of the transferred set is concentrated in a single asset, or group of similar assets, from being evaluated as a business.
January 1, 2018 using the prospective method (with early adoption permitted).
Adoption of the ASU will result in general account real estate acquisitions no longer being accounted for as business combinations. As a result, direct transaction costs associated with such transactions will be capitalized. Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
This ASU simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test in current GAAP, which measures a goodwill impairment by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of the goodwill. Under the ASU, a goodwill impairment should be recorded for the amount by which the carrying amount of a reporting unit exceeds its fair value (capped by the total amount of goodwill allocated to the reporting unit).

		January 1, 2020 using the prospective method (with early adoption permitted).	The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-05,
Other Income Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets

In February 2017, the FASB issued this ASU to clarify the scope and application of ASC 610-20 which provides guidance on accounting for the derecognition of a nonfinancial asset or an in substance nonfinancial asset that is not a business. The ASU defines an in substance nonfinancial asset and requires the application of certain recognition and measurement principles in the new revenue recognition standard when an entity derecognizes nonfinancial assets and in substance nonfinancial assets, and the counterparty is not a customer.
		January 1, 2018 using the full or modified retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

3.	ACQUISITIONS
There were no material acquisitions for the periods presented in the Consolidated Financial Statements of the Company.

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$13,243	$1,769	$94	$14,918	$0
Obligations of U.S. states and their political subdivisions	8,879	860	6	9,733	0
Foreign government bonds	3,996	334	19	4,311	0
U.S. corporate public securities	63,623	6,173	271	69,525	(9)
U.S. corporate private securities(1)	24,117	1,290	104	25,303	0
Foreign corporate public securities	13,157	1,199	72	14,284	(5)
Foreign corporate private securities	20,618	937	322	21,233	0
Asset-backed securities(2)	10,673	243	4	10,912	(231)
Commercial mortgage-backed securities	11,805	212	78	11,939	0
Residential mortgage-backed securities(3)	2,468	69	9	2,528	(2)
Total fixed maturities, available-for-sale(1)	$172,579	$13,086	$979	$184,686	$(247)
Equity securities, available-for-sale	$2,346	$1,102	$19	$3,429
__________

(1)	Excludes notes with amortized cost of $3,860 million (fair value, $3,860 million), which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $492 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2016
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$11,403	$1,525	$233	$12,695	$0
Obligations of U.S. states and their political subdivisions	8,613	489	83	9,019	0
Foreign government bonds	3,702	251	86	3,867	0
U.S. corporate public securities	59,085	3,557	1,010	61,632	(13)
U.S. corporate private securities(1)	23,668	1,277	246	24,699	(9)
Foreign corporate public securities	13,172	706	255	13,623	(5)
Foreign corporate private securities	18,949	343	1,105	18,187	0
Asset-backed securities(2)	10,404	152	40	10,516	(279)
Commercial mortgage-backed securities	11,459	205	116	11,548	(1)
Residential mortgage-backed securities(3)	3,093	112	13	3,192	(3)
Total fixed maturities, available-for-sale(1)	$163,548	$8,617	$3,187	$168,978	$(310)
Equity securities, available-for-sale	$4,273	$1,445	$29	$5,689
__________

(1)	Excludes notes with amortized cost of $2,356 million (fair value, $2,356 million) which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $544 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,409	$23	$1,492	$71	$3,901	$94
Obligations of U.S. states and their political subdivisions	31	0	287	6	318	6
Foreign government bonds	1,000	11	178	8	1,178	19
U.S. corporate public securities	4,987	75	4,624	196	9,611	271
U.S. corporate private securities	2,705	40	1,463	64	4,168	104
Foreign corporate public securities	1,270	11	1,106	61	2,376	72
Foreign corporate private securities	994	16	5,075	306	6,069	322
Asset-backed securities	533	1	292	3	825	4
Commercial mortgage-backed securities	2,172	13	2,033	65	4,205	78
Residential mortgage-backed securities	540	3	263	6	803	9
Total	$16,641	$193	$16,813	$786	$33,454	$979
Equity securities, available-for-sale	$207	$18	$0	$1	$207	$19

	December 31, 2016
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,873	$233	$0	$0	$2,873	$233
Obligations of U.S. states and their political subdivisions	2,637	78	19	5	2,656	83
Foreign government bonds	1,659	70	81	16	1,740	86
U.S. corporate public securities	18,460	709	2,596	301	21,056	1,010
U.S. corporate private securities	5,806	181	1,115	65	6,921	246
Foreign corporate public securities	3,711	119	973	136	4,684	255
Foreign corporate private securities	5,973	329	4,748	776	10,721	1,105
Asset-backed securities	2,089	12	1,425	28	3,514	40
Commercial mortgage-backed securities	4,435	114	58	2	4,493	116
Residential mortgage-backed securities	865	11	70	2	935	13
Total	$48,508	$1,856	$11,085	$1,331	$59,593	$3,187
Equity securities, available-for-sale	$410	$28	$11	$1	$421	$29

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $726 million and $2,862 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Insurance Commissioners (“NAIC”) or equivalent rating and $253 million and $325 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $786 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company's corporate securities within the energy, utility and consumer non-cyclical sectors and in U.S. government bonds. As of December 31, 2016, the $1,331 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company’s corporate securities within the energy, consumer non-cyclical and capital goods sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

As of December 31, 2017, $7 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, $4 million of which had been in a gross unrealized loss position for less than six months. As of December 31, 2016, $7 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, $6 million of which had been in a gross unrealized loss position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2017 or 2016.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Fixed maturities:
Due in one year or less	$5,503	$5,543
Due after one year through five years	28,625	29,320
Due after five years through ten years	32,588	34,482
Due after ten years(1)	80,917	89,962
Asset-backed securities	10,673	10,912
Commercial mortgage-backed securities	11,805	11,939
Residential mortgage-backed securities	2,468	2,528
Total	$172,579	$184,686
__________

(1)	Excludes available-for-sale notes with amortized cost of $3,860 million (fair value, $3,860 million), which have been offset with the associated payables under a netting agreement.

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$25,816	$19,169	$18,301
Proceeds from maturities/prepayments	17,301	13,435	14,961
Gross investment gains from sales and maturities	579	370	709
Gross investment losses from sales and maturities	(184)	(398)	(293)
OTTI recognized in earnings(2)	(248)	(209)	(138)
Equity securities, available-for-sale:
Proceeds from sales(3)	$3,197	$3,007	$4,155
Gross investment gains from sales	632	464	670
Gross investment losses from sales	(82)	(134)	(153)
OTTI recognized in earnings	(24)	(54)	(92)
__________

(1)	Includes $210 million, $25 million and $8 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
Excludes the portion of OTTI recorded in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

(3)	Includes $(2) million, $3 million and $0 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in millions)
Balance, beginning of period	$333	$521
New credit loss impairments	9	25
Additional credit loss impairments on securities previously impaired	10	0
Increases due to the passage of time on previously recorded credit losses	15	23
Reductions for securities which matured, paid down, prepaid or were sold during the period	(40)	(227)
Reductions for securities impaired to fair value during the period(1)	(12)	(2)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(4)	(7)
Balance, end of period	$311	$333
__________

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$245	$245	$655	$655
Fixed maturities:
Corporate securities	13,727	13,983	13,772	13,865
Commercial mortgage-backed securities	2,294	2,311	2,032	2,052
Residential mortgage-backed securities(1)	961	966	1,142	1,150
Asset-backed securities(2)	1,363	1,392	1,333	1,349
Foreign government bonds	356	349	359	356
U.S. government authorities and agencies and obligations of U.S. states	202	250	197	236
Total fixed maturities	18,903	19,251	18,835	19,008
Equity securities	4	4	0	0
Total trading account assets supporting insurance liabilities	$19,152	$19,500	$19,490	$19,663
__________

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income,” was $175 million, $57 million and $(541) million during the years ended December 31, 2017, 2016 and 2015, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Fixed maturities	$1,500	$1,518	$1,125	$979
Equity securities	243	325	224	280
Subtotal	$1,743	1,843	$1,349	1,259
Derivative instruments		1,987		2,496
Total other trading account assets		$3,830		$3,755

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income,” was $190 million, $(57) million and $(86) million during the years ended December 31, 2017, 2016 and 2015, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage and agricultural property loans by property type:
Office	$9,782	23.0%	$9,915	24.0%
Retail	6,701	15.7	6,769	16.4
Apartments/Multi-Family	10,969	25.8	10,087	24.4
Industrial	7,210	16.9	6,494	15.7
Hospitality	1,681	3.9	1,932	4.7
Other	3,090	7.3	3,274	7.9
Total commercial mortgage loans	39,433	92.6	38,471	93.1
Agricultural property loans	3,146	7.4	2,876	6.9
Total commercial mortgage and agricultural property loans by property type	42,579	100.0%	41,347	100.0%
Valuation allowance	(79)		(80)
Total net commercial mortgage and agricultural property loans by property type	42,500		41,267
Other loans:
Uncollateralized loans	52		0
Residential property loans	0		2
Other collateralized loans	0		0
Total other loans	52		2
Valuation allowance	0		0
Total net other loans	52		2
Total commercial mortgage and other loans	$42,552		$41,269

As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (26%), Texas (9%) and New York (9%)) and included loans secured by properties in Europe (7%).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Balance, beginning of year	$78	$2	$0	$0	$0	$80
Addition to (release of) allowance for losses	(1)	0	0	0	0	(1)
Total ending balance	$77	$2	$0	$0	$0	$79

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Balance, beginning of year	$83	$2	$0	$0	$0	$85
Addition to (release of) allowance for losses	(5)	0	0	0	0	(5)
Total ending balance	$78	$2	$0	$0	$0	$80

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$7	$0	$0	$0	$0	$7
Collectively evaluated for impairment	70	2	0	0	0	72
Total ending balance(1)	$77	$2	$0	$0	$0	$79
Recorded investment(2):
Individually evaluated for impairment	$73	$34	$0	$0	$0	$107
Collectively evaluated for impairment	39,360	3,112	0	0	52	42,524
Total ending balance(1)	$39,433	$3,146	$0	$0	$52	$42,631
__________

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$5	$0	$0	$0	$0	$5
Collectively evaluated for impairment	73	2	0	0	0	75
Total ending balance(1)	$78	$2	$0	$0	$0	$80
Recorded investment(2):
Individually evaluated for impairment	$105	$30	$0	$0	$0	$135
Collectively evaluated for impairment	38,366	2,846	2	0	0	41,214
Total ending balance(1)	$38,471	$2,876	$2	$0	$0	$41,349
__________

(1)	As of December 31, 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,776	$521	$240	$24,537
60%-69.99%	9,456	385	77	9,918
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage loans	$37,585	$1,411	$437	$39,433

Agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,936	$167	$3	$3,106
60%-69.99%	40	0	0	40
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,976	$167	$3	$3,146

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$26,712	$688	$243	$27,643
60%-69.99%	9,496	385	77	9,958
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage and agricultural property loans	$40,561	$1,578	$440	$42,579

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,163	$372	$538	$24,073
60%-69.99%	9,250	228	86	9,564
70%-79.99%	3,890	590	43	4,523
80% or greater	139	61	111	311
Total commercial mortgage loans	$36,442	$1,251	$778	$38,471
Agricultural property loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,721	$114	$17	$2,852
60%-69.99%	24	0	0	24
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,745	$114	$17	$2,876

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$25,884	$486	$555	$26,925
60%-69.99%	9,274	228	86	9,588
70%-79.99%	3,890	590	43	4,523
80% or greater	139	61	111	311
Total commercial mortgage and agricultural property loans	$39,187	$1,365	$795	$41,347

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$39,433	$0	$0	$0	$0	$39,433	$71
Agricultural property loans	3,144	0	0	2	2	3,146	23
Residential property loans	0	0	0	0	0	0	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	52	0	0	0	0	52	0
Total	$42,629	$0	$0	$2	$2	$42,631	$94
__________

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$38,450	$21	$0	$0	$21	$38,471	$48
Agricultural property loans	2,874	0	0	2	2	2,876	2
Residential property loans	0	2	0	0	2	2	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0	0	0
Total	$41,324	$23	$0	$2	$25	$41,349	$50
__________

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2017 and 2016, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were $2 million and $0 million, respectively, of commercial mortgage and other loans sold, other than those classified as held-for-sale.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of December 31, 2017 and 2016, there were $0 million and $47 million, respectively, of new troubled debt restructurings related to commercial mortgage and other loans with payment defaults on loans that were modified as a troubled debt restructuring within

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to provide additional funds to borrowers that had been involved in a troubled debt restructurings. For additional information relating to the accounting for troubled debt restructurings, see Note 2.

As of December 31, 2017, there were $5 million of private debt commitments to provide additional funds to borrowers that had been involved in a troubled debt restructuring.

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Joint ventures and limited partnerships:
Private equity	$4,257	$3,975
Hedge funds	2,447	2,211
Real estate-related	1,009	973
Total joint ventures and limited partnerships	7,713	7,159
Real estate held through direct ownership	1,524	1,282
Other(1)	643	683
Total other long-term investments	$9,880	$9,124
__________

(1)
Primarily includes leveraged leases, member and activity stock held in the Federal Home Loan Banks of New York and Boston and certain derivatives. For additional information regarding the Company’s holdings in the Federal Home Loan Banks of New York and Boston, see Note 14.

Equity Method Investments
The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are described in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2017	2016
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$56,432	$55,380
Total liabilities(2)	$15,225	$14,787
Partners’ capital	41,207	40,593
Total liabilities and partners’ capital	$56,432	$55,380
Total liabilities and partners’ capital included above	$4,122	$3,899
Equity in limited partnership interests not included above	614	478
Carrying value	$4,736	$4,377
__________

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Liabilities consist primarily of third-party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Years Ended December 31,
	2017	2016	2015
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,736	$4,956	$4,029
Total expenses(2)	(2,300)	(1,995)	(1,794)
Net earnings (losses)	$3,436	$2,961	$2,235
Equity in net earnings (losses) included above	$286	$127	$162
Equity in net earnings (losses) of limited partnership interests not included above	142	86	22
Total equity in net earnings (losses)	$428	$213	$184
__________

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.

(2)	Expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale(1)	$7,318	$6,886	$6,660
Fixed maturities, held-to-maturity(1)	188	168	157
Equity securities, available-for-sale	218	222	212
Trading account assets	742	764	728
Commercial mortgage and other loans	1,843	1,881	1,950
Policy loans	477	487	487
Short-term investments and cash equivalents	109	68	28
Other long-term investments	1,026	678	651
Gross investment income	11,921	11,154	10,873
Less: investment expenses	(756)	(660)	(617)
Net investment income	$11,165	$10,494	$10,256
__________

(1)
Includes income on credit-linked notes which are reported on the same financial statement line items as related surplus notes, as conditions are met for right to offset. See Note 14 for additional information.

The carrying value of non-income producing assets included $106 million in fixed maturities, available-for-sale, $22 million in trading account assets supporting insurance liabilities and less than $1 million in other long-term investments as of December 31, 2017. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net,” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities	$147	$(237)	$278
Equity securities	526	276	425
Commercial mortgage and other loans	(3)	28	(1)
Investment real estate	5	15	30
Joint ventures and limited partnerships	(23)	(94)	(144)
Derivatives(1)	(371)	918	849
Other	(1)	0	8
Realized investment gains (losses), net	$280	$906	$1,445
__________

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.

Net Unrealized Gains (Losses) on Investments

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016	2015
	(in millions)
Fixed maturity securities, available-for-sale—with OTTI	$245	$234	$156
Fixed maturity securities, available-for-sale—all other	11,862	5,196	3,802
Equity securities, available-for-sale	1,083	1,416	1,257
Derivatives designated as cash flow hedges(1)	(15)	1,287	1,151
Other investments(2)	136	57	(28)
Net unrealized gains (losses) on investments	$13,311	$8,190	$6,338
__________

(1)	See Note 21 for more information on cash flow hedges.

(2)	Includes net unrealized gains on affiliated notes receivable and certain joint ventures that are strategic in nature and are included in “Other assets.”

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$911	$7,349	$8,260	$950	$6,417	$7,367
U.S. corporate public securities	1	0	1	0	0	0
Foreign corporate public securities	0	0	0	6	0	6
Residential mortgage-backed securities	0	139	139	0	233	233
Total securities sold under agreements to repurchase(1)	$912	$7,488	$8,400	$956	$6,650	$7,606
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the composition of “Cash collateral for loaned securities” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$87	$35	$122	$8	$0	$8
Obligations of U.S. states and their political subdivisions	103	0	103	18	0	18
Foreign government bonds	325	0	325	268	0	268
U.S. corporate public securities	2,954	0	2,954	2,719	0	2,719
Foreign corporate public securities	655	0	655	786	0	786
Residential mortgage-backed securities	0	0	0	55	74	129
Equity securities	177	0	177	381	0	381
Total securities sold under agreements to repurchase(1)	$4,301	$35	$4,336	$4,235	$74	$4,309
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties, as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Fixed maturities	$13,354	$11,071
Trading account assets supporting insurance liabilities	380	477
Other trading account assets	1	2
Separate account assets	2,992	3,386
Equity securities	171	368
Total securities pledged	$16,898	$15,304

The following table sets forth the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Securities sold under agreements to repurchase	$8,400	$7,606
Cash collateral for loaned securities	4,336	4,309
Separate account liabilities	3,064	3,462
Policyholders’ account balances(1)	436	1,001
Total liabilities supported by the pledged collateral	$16,236	$16,378
__________

(1)	Represents amounts supporting outstanding funding agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and postings of collateral from OTC derivative counterparties. The fair value of this collateral was approximately $5,373 million as of December 31, 2017 (the largest components of which included $1,331 million of securities and $4,042 million of cash from OTC derivative counterparties) and $7,988 million as of December 31, 2016 (the largest components of which included $2,178 million of securities and $5,810 million of cash from OTC derivative counterparties). A portion of the aforementioned securities, for both periods, had either been sold or repledged.

Assets of $35 million and $26 million at December 31, 2017 and 2016, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Restricted cash and securities of $15 million and $10 million at December 31, 2017 and 2016, respectively, were included in “Other assets.” Additionally, assets carried at $3.5 billion and $3.3 billion at December 31, 2017 and 2016, respectively, were held in a trust established for the benefit of certain policyholders related to a reinsurance agreement with a subsidiary of Prudential Financial. Assets carried at $604 million and $605 million at December 31, 2017 and 2016, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $59 million and $89 million at December 31, 2017 and 2016, respectively. These amounts include member and activity-based stock associated with memberships in the Federal Home Loan Banks of New York and Boston.

5.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special-purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If the Company determines that it is the VIE’s primary beneficiary, it consolidates the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs.

The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

	December 31,
	2017	2016
	(in millions)
Trading account assets supporting insurance liabilities	$9	$10
Other long-term investments	0	11
Cash and cash equivalents	0	1
Other assets	0	1
Total assets of consolidated VIEs	$9	$23
Other liabilities	0	0
Total liabilities of consolidated VIEs	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $87 million and $82 million at December 31, 2017 and 2016, respectively. These investments are reflected in “Fixed maturities, available-for-sale” and “Other trading account assets, at fair value.” There are no liabilities associated with these unconsolidated VIEs on the Company’s Consolidated Statements of Financial Position.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate-related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $7,713 million and $7,159 million as of December 31, 2017 and 2016, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Balance, beginning of year	$7,771	$10,943	$10,202
Capitalization of commissions, sales and issue expenses	1,248	1,218	1,358
Amortization—Impact of assumption and experience unlocking and true-ups	(35)	243	253
Amortization—All other	(737)	(1,495)	(1,323)
Change in unrealized investment gains and losses	(208)	(9)	378
Foreign currency translation	2	(3)	(2)
Other(1)	0	(3,126)	77
Balance, end of year	$8,041	$7,771	$10,943
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DAC and the December 31, 2015 amount represents the assumed DAC. See Note 13 for additional information.

7.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

8.	VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Balance, beginning of year	$991	$1,460	$1,243
Amortization—Impact of assumption and experience unlocking and true-ups	(67)	(248)	124
Amortization—All other	(144)	(162)	(182)
Change in unrealized investment gains and losses	(461)	(117)	207
Interest	55	58	63
Foreign currency translation	1	0	(1)
Other	0	0	6
Balance, end of year	$375	$991	$1,460

The following table provides VOBA balances and the weighted average remaining expected life for the year ended December 31, 2017.

	VOBA Balance	Weighted Average Remaining Expected Life In Years
	($ in millions)
CIGNA	$223	12
The Hartford Life Business	$145	9
Gibraltar BSN Life Berhad	$7	8

The following table provides the interest accrual rates varying by acquisition for the years ended December 31.

	2017			2016			2015
CIGNA			6.40%			6.40%			6.40%
The Hartford Life Business	3.00%	to	6.17%	3.00%	to	6.17%	3.00%	to	6.17%
Gibraltar BSN Life Berhad	4.07%	to	5.51%	4.07%	to	5.51%	4.07%	to	5.51%

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2018	2019	2020	2021	2022
	(in millions)
Estimated future VOBA amortization	$74	$67	$62	$60	$53

9.	OTHER INTANGIBLES

Other intangible balances at December 31 are as follows:

	2017			2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$101	$(44)	$57	$174	$(112)	$62
Other	81	(41)	40	70	(35)	35
Total	$182	$(85)	$97	$244	$(147)	$97

Amortization expense for other intangibles was $10 million, $11 million and $22 million for the years ending December 31, 2017, 2016 and 2015, respectively. Amortization expense for other intangibles is expected to be approximately $9 million in 2018, $9 million in 2019, $6 million in 2020, $7 million in 2021 and $7 million in 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

10.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2017	2016
	(in millions)
Life insurance	$80,423	$76,608
Individual and group annuities and supplementary contracts	61,060	57,353
Other contract liabilities	10,933	10,036
Subtotal future policy benefits excluding unpaid claims and claim settlement expenses	152,416	143,997
Unpaid claims and claim settlement expenses	2,660	2,715
Total future policy benefits	$155,076	$146,712

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 6% and 7% of direct individual life insurance in force at December 31, 2017 and 2016, respectively, and 60%, 62% and 64% of direct individual life insurance premiums for 2017, 2016 and 2015, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.5% to 7.8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.2% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.0% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in “other contract liabilities” in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; and for certain individual health policies. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A PFL liability is included in “Future policy benefits” and is predominately associated with certain interest-sensitive life contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unpaid claims and claim settlement expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 2.6% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2017	2016
	(in millions)
Individual annuities	$11,279	$11,052
Group annuities	26,354	26,502
Guaranteed investment contracts and guaranteed interest accounts	13,333	13,634
Funding agreements	4,631	4,794
Interest-sensitive life contracts	22,892	22,135
Dividend accumulation and other	18,394	17,912
Total policyholders’ account balances	$96,883	$96,029

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2017 and 2016 are $4,165 million and $3,758 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program (“FANIP”). Under this program, which has a maximum authorized amount of $15 billion of medium-term notes and $3 billion of commercial paper, Delaware statutory trusts issue short-term commercial paper and/or medium-term notes to investors that are secured by funding agreements issued to the trusts by Prudential Insurance. The outstanding commercial paper and notes have fixed or floating interest rates that range from 0.0% to 2.6% and original maturities ranging from seven days to five years. Included in the amounts at December 31, 2017 and 2016 is the medium-term note liability, which is carried at amortized cost, of $3,211 million and $3,210 million, respectively, and short-term note liability of $957 million and $550 million, respectively.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”), which at December 31, 2017 and 2016 totaled $436 million and $1,001 million, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 1.2% to 2.1% and original maturities ranging from five to seven years. For additional details on the FHLBNY program, see Note 14.

Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017		December 31, 2016
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
	($ in millions)
Annuity Contracts
Return of net deposits
Account value	$95,534	$17	$86,010	$17
Net amount at risk	$31	$0	$185	$0
Average attained age of contractholders	65 years	73 years	64 years	72 years
Minimum return or contract value
Account value	$25,686	$109,669	$24,391	$99,547
Net amount at risk	$1,755	$1,964	$2,619	$3,196
Average attained age of contractholders	69 years	66 years	69 years	65 years
Average period remaining until earliest expected annuitization	N/A	0.1 years	N/A	0.1 years
__________

(1)	Includes income and withdrawal benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31,
	2017	2016
	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$7,738	$6,828
General account value	$12,808	$11,859
Net amount at risk	$217,785	$203,645
Average attained age of contractholders	58 years	58 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2017	2016
	(in millions)
Equity funds	$70,343	$64,010
Bond funds	46,215	37,471
Money market funds	2,877	7,026
Total	$119,435	$108,507

In addition to the amounts invested in separate account investment options above, $3,941 million at December 31, 2017, and $3,761 million at December 31, 2016 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2017, 2016 and 2015, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these embedded derivatives to an affiliate that maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 13 for further information regarding the external reinsurance arrangement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Annuity	Annuity	Annuity
	(in millions)
Balance at December 31, 2014	$2,796	$385	$93	$5,077
Incurred guarantee benefits(1)	510	124	(27)	220
Paid guarantee benefits and other	(22)	(56)	(14)	0
Change in unrealized investment gains and losses(2)	(193)	(6)	0	0
Other(2)(3)	(1)	20	1	235
Balance at December 31, 2015	3,090	467	53	5,532
Incurred guarantee benefits(1)	902	74	(6)	(191)
Paid guarantee benefits	(36)	(63)	(15)	0
Change in unrealized investment gains and losses(2)	102	1	0	0
Other	0	0	0	0
Balance at December 31, 2016	4,058	479	32	5,341
Incurred guarantee benefits(1)	664	25	(1)	428
Paid guarantee benefits	(15)	(45)	(13)	0
Change in unrealized investment gains and losses	290	11	0	0
Other	0	0	0	0
Balance at December 31, 2017	$4,997	$470	$18	$5,769
__________

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	Prior period amounts are presented on a basis consistent with the current period presentation.

(3)	For 2015, includes assumed guarantees upon reinsurance agreement with PALAC. See Note 13 for additional information regarding this agreement.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Liabilities for guaranteed benefits for GMDB, GMIB, GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $0 million and $251 million as of December 31, 2017 and 2016, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2014	$848
Capitalization	7
Amortization—Impact of assumption and experience unlocking and true-ups	22
Amortization—All other	(186)
Change in unrealized gains and losses on investments	5
Other(1)	39
Balance at December 31, 2015	735
Capitalization	46
Amortization—Impact of assumption and experience unlocking and true-ups	19
Amortization—All other	(152)
Change in unrealized gains and losses on investments	(1)
Other(1)	(500)
Balance at December 31, 2016	147
Capitalization	0
Amortization—Impact of assumption and experience unlocking and true-ups	12
Amortization—All other	(11)
Change in unrealized gain and losses on investments	(2)
Other	0
Balance at December 31, 2017	$146
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DSI and the December 31, 2015 amount represents assumed DSI. See Note 13 for additional information.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

12.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a closed block for certain in force participating insurance policies and annuity products, along with corresponding assets used for the payment of benefits and policyholders’ dividends on these products (collectively the “Closed Block”), and ceased offering these participating products. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block division. The insurance policies and annuity contracts comprising the Closed Block are managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance (“NJDOBI”) on December 18, 2001, and Prudential Insurance is directly obligated for the insurance policies and annuity contracts in the Closed Block.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the date of demutualization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to Prudential Financial. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from Prudential Insurance’s assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income.

As of December 31, 2017 and 2016, the Company recognized a policyholder dividend obligation of $1,790 million and $1,647 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,656 million and $3,011 million at December 31, 2017 and 2016, respectively, to be paid to Closed Block policyholders unless offset by future experience, with a corresponding amount reported in AOCI.

On December 4, 2015, Prudential Insurance’s Board of Directors acted to increase the 2016 dividends payable on Closed Block policies. On December 9, 2016, Prudential Insurance’s Board of Directors approved a continuation of the dividends payable on Closed Block policies for 2017. On December 8, 2017, Prudential Insurance’s Board of Directors acted to decrease the 2018 dividends payable on Closed Block policies. These actions resulted in an increase of approximately $58 million and $32 million and a decrease of approximately $86 million in the liability for policyholders dividends recognized for the years ended December 31, 2015, 2016 and 2017, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block liabilities and Closed Block assets, are as follows:

	2017	2016
	(in millions)
Closed Block liabilities
Future policy benefits	$48,870	$49,281
Policyholders’ dividends payable	829	932
Policyholders’ dividend obligation	5,446	4,658
Policyholders’ account balances	5,146	5,204
Other Closed Block liabilities	5,070	4,262
Total Closed Block liabilities	65,361	64,337
Closed Block assets
Fixed maturities, available-for-sale, at fair value	41,043	38,696
Other trading account assets, at fair value	339	283
Equity securities, available-for-sale, at fair value	2,340	2,572
Commercial mortgage and other loans	9,017	9,437
Policy loans	4,543	4,660
Other long-term investments	3,159	3,020
Short-term investments	632	837
Total investments	61,073	59,505
Cash and cash equivalents	789	1,310
Accrued investment income	474	491
Other Closed Block assets	249	206
Total Closed Block assets	62,585	61,512
Excess of reported Closed Block liabilities over Closed Block assets	2,776	2,825
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,627	2,990
Allocated to policyholder dividend obligation	(3,656)	(3,011)
Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,747	$2,804

Information regarding the policyholder dividend obligation is as follows:

	2017	2016
	(in millions)
Balance, January 1	$4,658	$4,509
Impact from earnings allocable to policyholder dividend obligation	142	(48)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	646	197
Balance, December 31	$5,446	$4,658

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Revenues
Premiums	$2,524	$2,619	$2,668
Net investment income	2,669	2,597	2,709
Realized investment gains (losses), net	534	433	834
Other income (loss)	113	36	23
Total Closed Block revenues	5,840	5,685	6,234
Benefits and Expenses
Policyholders’ benefits	3,220	3,283	3,366
Interest credited to policyholders’ account balances	133	132	135
Dividends to policyholders	2,007	1,941	2,130
General and administrative expenses	382	402	423
Total Closed Block benefits and expenses	5,742	5,758	6,054
Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	98	(73)	180
Income tax expense (benefit)	43	(120)	136
Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$55	$47	$44

13. REINSURANCE
The Company participates in reinsurance with affiliates and third parties primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, and to acquire or dispose of businesses. The Company also uses reinsurance with affiliates as part of its risk management and capital management strategies for certain of its variable annuity optional living benefit features.

Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re, as discussed below. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC as applicable.

Effective December 31, 2015, the Company entered into an agreement to assume the majority of the New York business from PALAC, a subsidiary of Prudential Financial. Concurrently, PALAC surrendered its New York license.

Effective April 1, 2015, the Company entered into an agreement with Union Hamilton Reinsurance, Ltd. (“Union Hamilton”) an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 are not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.

In January 2013, the Company acquired the Hartford Life Business through reinsurance transactions with three subsidiaries of Hartford Financial Services Group, Inc. (“Hartford Financial”). Under the related agreements, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of the Company’s counterparties to these reinsurance arrangements. There is no impact to the terms, rights or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Consolidated Statements of Financial Position.

From 2005 through March 31, 2016, the Company maintained various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its variable annuities.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company is authorized and has historically retained up to $30 million per life, but reduced its operating retention limit to $20 million per life in 2013. Retention in excess of the operating limit is on an exception basis.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd. (“Prudential of Japan”), Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen I Reasekuracji Spolka Akcyjna, The Prudential Gibraltar Financial Life Insurance Co. Ltd. (“PGFL”), Prudential Annuities Life Assurance Corporation (“PALAC”), Prudential Seguros Mexico, S.A., Pramerica Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd. The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income and policyholders’ benefits for the years ended December 31, were as follows:

	2017	2016	2015
	(in millions)
Direct premiums	$16,012	$15,239	$14,176
Reinsurance assumed	5,109	4,677	4,200
Reinsurance ceded	(1,768)	(2,553)	(1,642)
Premiums	$19,353	$17,363	$16,734

Direct policy charges and fee income	$3,441	$3,926	$3,927
Reinsurance assumed	1,218	1,287	1,180
Reinsurance ceded	(2,043)	(1,520)	(331)
Policy charges and fee income	$2,616	$3,693	$4,776

Direct policyholders’ benefits	$19,744	$19,714	$17,350
Reinsurance assumed	5,933	5,504	4,985
Reinsurance ceded	(2,692)	(2,975)	(1,716)
Policyholders’ benefits	$22,985	$22,243	$20,619

Reinsurance recoverables at December 31, were as follows:

	2017	2016
	(in millions)
PALAC	$8,449	$7,799
Prudential of Taiwan	1,410	1,250
Prudential of Japan	173	152
PGFL	62	56
Other affiliates	4	3
Unaffiliated(1)	5,079	4,138
Total reinsurance recoverables	$15,177	$13,398
__________

(1)
Includes $2,145 million and $682 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2017, respectively. Includes $2,049 million and $656 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2016, respectively. The Company has also recorded reinsurance payables related to the Hartford Life Business of $1,301 million and $1,205 million at December 31, 2017 and 2016, respectively. Also included is $13 million and $0 million of reinsurance recoverables at December 31, 2017 and 2016, respectively, established under the reinsurance agreement with Union Hamilton related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Financial Position at December 31, were as follows:

	2017		2016
	Assumed	Ceded	Assumed	Ceded
	(in millions)
Policy loans	$445	$0	$394	$0
Deferred policy acquisition costs	1,928	(3,842)	1,729	(3,627)
Reinsurance recoverables - affiliated(1)	236	9,757	209	8,959
Other assets	39	(593)	37	(562)
Future policy benefits	14,191	0	11,799	0
Policyholders’ account balances	1,001	0	675	0
Reinsurance payables - affiliated	94	4	105	4
Other liabilities	0	0	0	(48)
__________

(1)	Primarily represents the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2017		2016		2015
	Assumed	Ceded	Assumed	Ceded	Assumed		Ceded
	(in millions)
Premiums	$3,017	$(70)	$2,625	$(898)	$2,063		$(100)
Policy charges and fee income	42	(1,632)	29	(1,154)	0	0	0
Net investment income	19	0	16	0	14	0	0
Asset management and service fees	10	(293)	10	(205)	0	0	0
Realized investment gains (losses), net(1)	25	(555)	32	(533)	(84)	0	(745)
Policyholders’ benefits	2,710	(65)	2,404	(574)	1,880	0	(24)
Interest credited to policyholders’ account balances	13	(24)	9	1	2	0	0
Amortization of deferred policy acquisition costs	309	(30)	265	210	244	0	0
General and administrative expenses	78	(699)	67	(501)	32	0	(9)
__________

(1)	Represents the change in fair values of the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Excluding the reinsurance recoverable associated with the acquisition of the Hartford Life Business, the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2017. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies. If deemed necessary, the Company would secure collateral in the form of a trust, letter of credit, or funds withheld arrangement to ensure collectability; otherwise, an allowance for uncollectible reinsurance would be recorded. Under the Company’s longevity reinsurance transactions, the Company has secured collateral from its counterparties to minimize counterparty default risk.

14.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

The table below presents the Company’s short-term debt at December 31, for the years indicated as follows:

	2017	2016
	($ in millions)
Commercial paper	$500	$525
Other notes payable(1)	581	70
Current portion of long-term debt(2)	69	179
Total short-term debt	$1,150	$774
Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$227	$252
Daily average commercial paper outstanding	$856	$776
Weighted average maturity of outstanding commercial paper, in days	24	23
Weighted average interest rate on outstanding short-term debt(3)	1.54%	0.47%
__________

(1)
Includes notes due to related parties of $581 million and $70 million at December 31, 2017 and 2016, respectively. $71 million and $55 million of the related party notes are denominated in foreign currency at December 31, 2017 and 2016, respectively.

(2)
Includes notes due to related parties of $69 million and $106 million at December 31, 2017 and 2016, respectively. The related party notes payable have interest rates varying from 2.70% to 14.85% in 2017. The related party notes include $69 million and $4 million of notes denominated in foreign currency at December 31, 2017 and 2016, respectively.

(3)	Excludes the current portion of long-term debt.

At December 31, 2017 and 2016, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings generally have served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the NJDOBI. Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the FHLBNY. Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if any of Prudential Insurance’s financial strength ratings decline below A-/A3/A- Negative by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $49 million and $78 million as of December 31, 2017 and 2016, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2016, the 5% limitation equates to a maximum amount of pledged assets of $6.2 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.3 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2017, Prudential Insurance had pledged assets with a fair value of $814 million supporting outstanding funding agreements totaling $436 million, which are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance, but not pledged, amounted to $6.9 billion as of December 31, 2017. Prudential Insurance had no advances outstanding under the FHLBNY facility as of December 31, 2017.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of Prudential Insurance, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity date of the obligation. All FHLBB stock purchased by PRIAC is classified as restricted general account investments within “Other long-term investments”, and the carrying value of these investments was $10 million as of December 31, 2017 and 2016. As of December 31, 2017, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $231 million as of December 31, 2017.

Credit Facilities

As of December 31, 2017, the Company maintained a syndicated, unsecured committed credit facility as described below.

Borrower	Original Term	Expiration Date	Capacity	Amount Outstanding
			($ in millions)
Prudential Financial and Prudential Funding	5 years	July 2022	$4,000	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In July 2017, the Company amended and restated its $4.0 billion five-year credit facility that has both Prudential Financial and Prudential Funding as borrowers and a syndicate of financial institutions as lenders, extending the term of the facility to July 2022. The credit facility contains customary representations and warranties, covenants and events of default and borrowings are not contingent on the borrowers’ credit ratings nor subject to material adverse change clauses. Borrowings under this facility are conditioned on the continued satisfaction of customary conditions, including Prudential Financial’s maintenance of consolidated net worth of at least $20.958 billion, which is calculated as U.S. GAAP equity, excluding AOCI, equity of noncontrolling interests and equity attributable to the Closed Block. The Company expects that it may borrow under the facility from time to time to fund its working capital needs. In addition, amounts under this credit facility may be drawn in the form of standby letters of credit that can be used to meet the Company’s operating needs.

Borrowings under this credit facility may be used for general corporate purposes. As of December 31, 2017, the Company was in compliance with the covenants under this credit facility.

In addition to the above credit facility, the Company had access to $755 million of certain other lines of credit at December 31, 2017, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants, and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2017, $462 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

The table below presents the Company’s long-term debt at December 31, for the years indicated as follows:

	Maturity Dates	Rate(1)	2017	2016
			($ in millions)
Fixed-rate notes:
Surplus notes(2)	2019-2047	3.20%-8.30%	$7,239	$6,795
Surplus notes subject to set-off arrangements(3)	2021-2037	2.55%-5.42%	7,387	6,303
Senior notes(4)	2018-2027	0.37%-14.85%	195	267
Mortgage debt(5)	2019-2027	0.89%-3.85%	226	177
Floating-rate notes:
Surplus notes(6)			0	999
Surplus notes subject to set-off arrangements	2024-2037	2.25%-2.95%	2,100	1,456
Mortgage debt(7)	2019-2025	0.26%-4.07%	573	409
Subtotal			17,720	16,406
Less: assets under set-off arrangements(8)			9,487	7,759
Total long-term debt			$8,233	$8,647
__________

(1)	Ranges of interest rates are for the year ended December 31, 2017.

(2)
Fixed-rate surplus notes at December 31, 2017 and 2016 include $6,399 million and $5,956 million, respectively, due to a related party. Maturities of these notes range from 2024 through 2047. The interest rates ranged from 3.20% to 8.30% in 2017.

(3)
Fixed-rate surplus notes subject to set-off arrangements at December 31, 2017 and 2016 include $2,200 million due to a related party. Maturities of these notes range from 2027 through 2034. The interest rate ranged from 2.55% to 5.42% in 2017.

(4)
Fixed-rate senior notes at December 31, 2017 and 2016 include $22 million and $94 million, respectively, due to related parties. Maturities of these notes range from 2018 through 2027 and interest rates ranged from 0.37% to 14.85% in 2017. These related party notes included $20 million and $27 million at December 31, 2017 and 2016, respectively, of notes which were denominated in foreign currency.

(5)	Includes $107 million and $82 million of debt denominated in foreign currency at December 31, 2017 and 2016, respectively.

(6)	Floating-rate surplus notes at December 31, 2017 and 2016 include $0 million and $500 million due to a related party, respectively.

(7)	Includes $245 million and $221 million of debt denominated in foreign currency at December 31, 2017 and 2016, respectively.

(8)
Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, resulting from an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements. These assets include available-for-sale securities that are valued at market and held-to-maturity securities that are valued at book value.

At December 31, 2017 and 2016, the Company was in compliance with all debt covenants related to the borrowings in the table above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table presents the contractual maturities of the Company’s long-term debt as of December 31, 2017:

	Calendar Year
	2019	2020	2021	2022	2022 and thereafter	Total
	(in millions)
Long-term debt	$621	$119	$163	$85	$7,245	$8,233

Surplus Notes

As of December 31, 2017 and 2016, $840 million of fixed-rate surplus notes were outstanding to non-affiliates, respectively. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the NJDOBI. The NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2017 and 2016, the Company met these statutory capital requirements.

The Company’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning on September 18, 2014. The initial exchange rate for the surplus notes was 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes. This was equivalent to 5.1 million shares and an initial exchange price per share of Common Stock of $98.78. The exchange rate is subject to customary anti-dilution adjustments and is accordingly revalued during the fourth quarter of each year. As of December 31, 2017, the exchange rate is 11.7643 shares of Common Stock per each $1,000 principal amount of surplus notes. This is equivalent to 5.88 million shares and an exchange price per share of Common Stock of $85.00. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014, to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. As of December 31, 2017, this reduction value is $45.79 per $1,000 principal amount of surplus notes. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special-purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting the non-economic portion of the statutory reserve required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The non-economic portion of the statutory reserve equals the difference between the statutory reserve required under Regulation XXX and the amount the Company considers necessary to maintain solvency for moderately adverse experience. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2017, an aggregate of $1.75 billion of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In December 2013, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $3.5 billion, but can be increased to a maximum potential size of $4.5 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $2.88 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with external counterparties, pursuant to which the captive agreed to issue and sell a surplus note with a ten-year term in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In December 2017, the Company increased the maximum potential size of the facility to $2.4 billion, of which $650 million has a twenty-year term. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $2.10 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Another captive reinsurance subsidiary maintains a financing facility with external counterparties, pursuant to which the captive has outstanding $2.5 billion in principal amount of surplus notes and received in return an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In November 2017, we repaid $500 million of senior notes issued by a special purpose affiliate and held by one of the external counterparties. The remaining term of the financing is seventeen years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The captive can redeem the credit-linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. External counterparties have agreed to fund any such credit-linked notes payments in an amount of up to $2.2 billion, and the remaining $300 million is supported by collateral held by the affiliate. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliate to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse one of the external counterparties for any payments under the credit-linked notes funded by it in an amount of up to $1 billion.

In March 2017, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $1.0 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $560 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

As of December 31, 2017, captive reinsurance subsidiaries had a total outstanding $6.40 billion of fixed-rate surplus notes to affiliates and $0 million of floating-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

In September 2017, the Company redeemed $500 million of surplus notes that had been issued in 2007 by a captive reinsurance subsidiary to external counterparties to finance non-economic reserves required under Guideline AXXX.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In February 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain external counterparties and a special-purpose company affiliate, pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to the affiliate up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit-linked notes. Upon issuance, PLIC would hold any credit-linked notes as assets to finance future statutory surplus needs within PLIC. As of December 31, 2017, there were no surplus notes outstanding under the facility.

Other

Funding Agreement Notes Issuance Program. The Company maintains a FANIP in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and are not included in the foregoing table. See Note 10 for further discussion of these obligations.

Mortgage Debt. As of December 31, 2017, the Company’s subsidiaries had mortgage debt of $799 million that has recourse only to real estate property held for investment by those subsidiaries. This represents an increase of $140 million from December 31, 2016, due to new borrowings in 2017 of $226 million and foreign exchange fluctuations of $28 million, offset by $73 million of maturities and $41 million of prepayment activity.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $2.0 million, $3.0 million and $3.6 million for the years ended December 31, 2017, 2016 and 2015, respectively. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $822 million, $743 million and $722 million for the years ended December 31, 2017, 2016 and 2015, respectively. Interest expense related to affiliated debt was $433 million, $419 million and $404 million for the years ended December 31, 2017, 2016 and 2015, respectively. “Due to parent and affiliates” included $49 million and $45 million associated with the affiliated long-term interest payable at December 31, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

15.	EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to The Prudential Insurance Company of America” for the years ended December 31 are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to The Prudential Insurance Company of America
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2014	$51	$4,804	$(2,043)	$2,812
Change in OCI before reclassifications	(88)	(3,599)	(429)	(4,116)
Amounts reclassified from AOCI	19	(958)	185	(754)
Income tax benefit (expense)	15	1,548	85	1,648
Balance, December 31, 2015	(3)	1,795	(2,202)	(410)
Change in OCI before reclassifications	(58)	2,506	(349)	2,099
Amounts reclassified from AOCI	14	(481)	200	(267)
Income tax benefit (expense)	10	(632)	48	(574)
Balance, December 31, 2016	(37)	3,188	(2,303)	848
Change in OCI before reclassifications	62	4,454	(16)	4,500
Amounts reclassified from AOCI	3	(648)	198	(447)
Income tax benefit (expense)	(16)	(1,135)	(151)	(1,302)
Balance, December 31, 2017	$12	$5,859	$(2,272)	$3,599
__________

(1)	Includes cash flow hedges of $(15) million, $1,287 million and $1,151 million as of December 31, 2017, 2016 and 2015, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,			Affected line item in Consolidated Statements of Operations
	2017	2016	2015
	(in millions)
Amounts reclassified from AOCI(1)(2):
Foreign currency translation adjustment:
Foreign currency translation adjustment	$(5)	$(14)	$(10)	Realized investment gains (losses), net
Foreign currency translation adjustment	2	0	(9)	Other income
Total foreign currency translation adjustment	(3)	(14)	(19)
Net unrealized investment gains (losses):
Cash flow hedges—Interest Rate	(2)	(3)	(4)	(3)
Cash flow hedges—Currency/Interest rate	(23)	445	259	(3)
Net unrealized investment gains (losses) on available-for-sale securities	673	39	703
Total net unrealized investment gains (losses)	648	481	958	(4)
Amortization of defined benefit items:
Prior service cost	2	4	7	(5)
Actuarial gain (loss)	(200)	(204)	(192)	(5)
Total amortization of defined benefit items	(198)	(200)	(185)
Total reclassifications for the period	$447	$267	$754
__________

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 21 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2014	$253	$(6)	$2	$(32)	$(81)	$136
Net investment gains (losses) on investments arising during the period	(6)				2	(4)
Reclassification adjustment for (gains) losses included in net income	(85)				29	(56)
Reclassification adjustment for OTTI losses excluded from net income(1)	(6)				2	(4)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		12			(4)	8
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			11		(4)	7
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2015	156	6	13	(31)	(56)	88
Net investment gains (losses) on investments arising during the period	87				(27)	60
Reclassification adjustment for (gains) losses included in net income	6				(2)	4
Reclassification adjustment for OTTI losses excluded from net income(1)	(15)				5	(10)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(9)			3	(6)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(20)		7	(13)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(16)	6	(10)
Balance, December 31, 2016	234	(3)	(7)	(47)	(64)	113
Net investment gains (losses) on investments arising during the period	73				(22)	51
Reclassification adjustment for (gains) losses included in net income	(61)				18	(43)
Reclassification adjustment for OTTI losses excluded from net income(1)	(1)				0	(1)
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		2			(1)	1
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			9		(3)	6
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2017	$245	$(1)	$2	$(46)	$(72)	$128
__________

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2014	$13,655	$(607)	$(1,078)	$(5,022)	$(2,280)	$4,668
Net investment gains (losses) on investments arising during the period	(6,606)				2,272	(4,334)
Reclassification adjustment for (gains) losses included in net income	(873)				300	(573)
Reclassification adjustment for OTTI losses excluded from net income(2)	6				(2)	4
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		578			(202)	376
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			173		(61)	112
Impact of net unrealized investment (gains) losses on policyholders’ dividends				2,237	(783)	1,454
Balance, December 31, 2015	6,182	(29)	(905)	(2,785)	(756)	1,707
Net investment gains (losses) on investments arising during the period	2,246				(695)	1,551
Reclassification adjustment for (gains) losses included in net income	(487)				151	(336)
Reclassification adjustment for OTTI losses excluded from net income(2)	15				(5)	10
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(90)			32	(58)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			489		(170)	319
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(181)	63	(118)
Balance, December 31, 2016	7,956	(119)	(416)	(2,966)	(1,380)	3,075
Net investment gains (losses) on investments arising during the period	5,696				(1,709)	3,987
Reclassification adjustment for (gains) losses included in net income	(587)				175	(412)
Reclassification adjustment for OTTI losses excluded from net income(2)	1				0	1
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		(522)			164	(358)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			(152)		53	(99)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(653)	190	(463)
Balance, December 31, 2017	$13,066	$(641)	$(568)	$(3,619)	$(2,507)	$5,731
__________

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2017, Prudential Insurance’s unassigned surplus was $8,450 million, and it recorded applicable

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

adjustments for cumulative unrealized investment gains of $726 million. Prudential Insurance must give prior notification to the NJDOBI of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory capital and surplus as of the preceding December 31 ($9,948 million as of December 31, 2017) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31 ($505 million for the year ended December 31, 2017), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay an ordinary dividend of up to $995 million after June 28, 2018, without prior approval of the NJDOBI.

The laws regulating dividends of Prudential Insurance’s insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(217) million, $5,214 million and $5,253 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory capital and surplus of Prudential Insurance amounted to $9,948 million and $11,174 million at December 31, 2017 and 2016, respectively.

The risk-based capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2017, Prudential Insurance had TAC levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

Prudential Insurance and its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements, and none utilized prescribed or permitted practices that vary materially from the practices prescribed by the NAIC or equivalent regulatory bodies for results reported as of December 31, 2017 and 2016, respectively, or for the years ended December 31, 2017, 2016 and 2015, respectively.

16.	STOCK-BASED COMPENSATION

In 2017 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2017, 2016 and 2015, include allocated costs of $2 million, $5 million and $6 million, respectively, associated with employee stock options and $102 million, $79 million and $63 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

17.	EMPLOYEE BENEFIT PLANS
Pension and Other Postretirement Plans
The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2017 and 2016 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2017	2016	2017	2016
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(11,309)	$(10,803)	$(2,049)	$(2,129)
Service cost	(208)	(186)	(18)	(16)
Interest cost	(462)	(479)	(81)	(90)
Plan participants’ contributions	0	0	(30)	(31)
Medicare Part D subsidy receipts	0	0	(9)	(10)
Amendments	0	0	(9)	0
Actuarial gains (losses), net	(733)	(491)	70	48
Settlements	25	0	0	0
Special termination benefits	(4)	0	0	0
Benefits paid	652	611	171	180
Foreign currency changes and other	(24)	39	(2)	(1)
Benefit obligation at end of period	$(12,063)	$(11,309)	$(1,957)	$(2,049)
Change in plan assets
Fair value of plan assets at beginning of period	$12,601	$12,297	$1,527	$1,584
Actual return on plan assets	1,324	876	212	82
Employer contributions	117	101	9	10
Plan participants’ contributions	0	0	30	31
Disbursement for settlements	(25)	0	0	0
Benefits paid	(652)	(611)	(171)	(180)
Foreign currency changes and other	33	(62)	0	0
Fair value of plan assets at end of period	$13,398	$12,601	$1,607	$1,527
Funded status at end of period	$1,335	$1,292	$(350)	$(522)
Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,634	$2,528	$0	$0
Accrued benefit liability	(1,299)	(1,236)	(350)	(545)
Net amount recognized	$1,335	$1,292	$(350)	$(545)
Items recorded in “Accumulated other comprehensive income (loss)” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(4)	(6)	10	1
Net actuarial loss	3,090	3,069	333	547
Net amount not recognized	$3,086	$3,063	$343	$548
Accumulated benefit obligation	$(11,443)	$(10,717)	$(1,957)	$(2,049)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,253 million and $1,197 million benefit obligation at December 31, 2017 and 2016, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company did not make any discretionary payments to the trust in 2017 and 2016. As of December 31, 2017 and 2016, the assets in the trust had a carrying value of $881 million and $829 million, respectively.
Pension benefits for foreign plans comprised 2% of the ending benefit obligation for both 2017 and 2016. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2017 and 2016. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2017	2016
	(in millions)
Projected benefit obligation	$1,299	$1,236
Fair value of plan assets	$0	$0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2017	2016
	(in millions)
Accumulated benefit obligation	$1,139	$1,074
Fair value of plan assets	$0	$0

There were no purchases of annuity contracts in 2017 and 2016 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million and $19 million as of December 31, 2017 and 2016, respectively.
Components of Net Periodic Benefit Cost
The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S equities, international equities, real estate and other assets are recognized over a five year period. However, the fair value for fixed maturity assets (including short-term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2017	2016	2015	2017	2016	2015
	(in millions)
Service cost	$208	$186	$186	$18	$16	$18
Interest cost	462	479	451	81	90	84
Expected return on plan assets	(779)	(751)	(772)	(102)	(105)	(115)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	(2)	0	(2)	(5)
Amortization of actuarial (gain) loss, net	165	163	154	35	41	38
Settlements	4	0	0	0	0	0
Special termination benefits(1)	4	0	2	0	0	0
Net periodic (benefit) cost	$62	$75	$19	$32	$40	$20
__________

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income
The benefit obligation is based upon actuarial assumptions such as discount, termination, retirement, mortality and salary growth rates. Changes at year-end in these actuarial assumptions, along with experience changes based on updated participant census data are deferred in AOCI. Plan assets generate actuarial gains and losses when actual returns on plan assets differ from expected returns on plan assets, and these differences are also deferred in AOCI. The cumulative deferred gain (loss) within AOCI is amortized into earnings if it exceeds 10% of the greater of the benefit obligation or plan assets at the beginning of the year, and the amortization period is based upon the actuarially calculated expected future years of service for a given plan.

The amounts recorded in AOCI as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in OCI are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2014	$0	$(9)	$2,649	$0	$(8)	$586
Amortization for the period	0	2	(154)	0	5	(38)
Deferrals for the period	0	0	366	0	2	66
Impact of foreign currency changes and other	0	(1)	(1)	0	0	(3)
Balance, December 31, 2015	0	(8)	2,860	0	(1)	611
Amortization for the period	0	2	(163)	0	2	(41)
Deferrals for the period	0	0	366	0	0	(25)
Impact of foreign currency changes and other	0	0	6	0	0	2
Balance, December 31, 2016	0	(6)	3,069	0	1	547
Amortization for the period	0	2	(165)	0	0	(35)
Deferrals for the period	0	0	188	0	9	(180)
Impact of foreign currency changes and other	0	0	(2)	0	0	1
Balance, December 31, 2017	$0	$(4)	$3,090	$0	$10	$333

The amounts included in AOCI expected to be recognized as components of net periodic (benefit) cost in 2018 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(2)	$1
Amortization of actuarial (gain) loss, net	182	17
Total	$180	$18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2017	2016	2015	2017	2016	2015
Weighted average assumptions
Discount rate (beginning of period)	4.15%	4.50%	4.10%	4.05%	4.35%	3.95%
Discount rate (end of period)	3.65%	4.15%	4.50%	3.60%	4.05%	4.35%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.25%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	6.60%	7.00%	6.66%
Health care cost trend rates (end of period)	N/A	N/A	N/A	6.20%	6.60%	7.00%
For 2017, 2016 and 2015, the ultimate health care cost trend rate after gradual decrease until: 2021, 2021, 2019, (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2017, 2016 and 2015, the ultimate health care cost trend rate after gradual decrease until: 2024, 2021, 2021 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2017 and December 31, 2016 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2017 portfolio is selected from a compilation of approximately 650 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2017 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2016. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2018. The expected rate of return for 2018 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	$115
One percentage point decrease
Decrease in total service and interest costs	$4
Decrease in postretirement benefit obligation	$89

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2017 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	17%	29%	66%
International Equities	2%	17%	2%	24%
Fixed Maturities	49%	66%	4%	51%
Short-term Investments	0%	15%	0%	39%
Real Estate	2%	17%	0%	0%
Other	0%	17%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2017 and December 31, 2016 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds—Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Equities—See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt—See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps—See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds)—Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral—This value is the contractual position relative to the investment of securities lending collateral.

Real Estate—The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments—Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships—The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Private equity and real estate partnerships do not provide redemption rights to their investors, and there is not a public market for these investments. The Plan’s ability to redeem its investments at the end of the partnership term will depend on the ability of the fund manager to liquidate the illiquid private equity or real estate holdings. These funds are established with expected terms ranging from seven to fifteen years, with an option to extend the liquidation period for additional terms of up to two years.

Hedge Funds—The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Hedge fund investments are structured as fund-of-funds vehicles or as direct investments in various hedge funds. The fund-of-funds vehicles are used for the purpose of making investments in a diverse portfolio of smaller hedge funds, while the direct investments allow for larger targeted investments without the additional fees inherent in a fund-of-funds structure. The hedge fund investments may be subject to initial period lock-up restrictions, under which capital must remain invested for a minimum period, ranging from one to two years. At December 31, 2017 and 2016, substantially none of the funds were in their initial lock-up period. Following the expiration of a fund’s lock-up period, redemptions are permitted quarterly, semi-annually or annually, with advance written notice from 65 to 185 days, depending on the fund. However, redemptions from hedge funds and fund-of-funds may also be restricted by a maximum redemption limitation on any redemption payment date, generally stated as a percentage of the total fund assets or total investment by the redeeming investor; payments of redemptions in excess of that “gate” amount are deferred. The Plan’s hedge fund investments include “gate” limits of 20% to 25% of the hedge fund’s net assets, depending on the fund.

Variable Life Insurance Policies—These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$552	$0	$0	$552
Common/collective trusts(1)	0	79	0	0	79
Subtotal					631
International Equities:
Pooled separate accounts(2)	0	365	0	0	365
Common/collective trusts(3)	0	314	0	0	314
United Kingdom insurance pooled funds(4)	0	56	0	0	56
Subtotal					735
Fixed Maturities:
Pooled separate accounts(5)	0	1,319	38	0	1,357
Common/collective trusts(6)	0	300	0	0	300
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	1,402	0	0	1,402
U.S. government securities (state & other)	0	556	0	0	556
Non-U.S. government securities	0	10	0	0	10
United Kingdom insurance pooled funds(7)	0	324	0	0	324
Corporate Debt:
Corporate bonds(8)	0	3,621	1	0	3,622
Asset-backed	0	5	0	0	5
Collateralized Mortgage Obligations(9)	0	492	0	0	492
Interest rate swaps (Notional amount: $1,498)	0	12	0	0	12
Other(10)	578	1	39	0	618
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,699
Short-term Investments:
Pooled separate accounts	0	56	0	0	56
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					57
Real Estate:
Pooled separate accounts(12)	0	0	714	0	714
Partnerships	0	0	0	435	435
Subtotal					1,149
Other:
Partnerships	0	0	0	706	706
Hedge funds	0	0	0	1,421	1,421
Subtotal					2,127
Total	$578	$9,466	$792	$2,562	$13,398

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$472	$0	$0	$472
Common/collective trusts(1)	0	66	0	0	66
Subtotal					538
International Equities:
Pooled separate accounts(2)	0	269	0	0	269
Common/collective trusts(3)	0	218	0	0	218
United Kingdom insurance pooled funds(4)	0	49	0	0	49
Subtotal					536
Fixed Maturities:
Pooled separate accounts(5)	0	1,247	36	0	1,283
Common/collective trusts(6)	0	226	0	0	226
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	993	0	0	993
U.S. government securities (state & other)	0	521	0	0	521
Non-U.S. government securities	0	9	0	0	9
United Kingdom insurance pooled funds(7)	0	305	0	0	305
Corporate Debt:
Corporate bonds(8)	0	4,039	0	0	4,039
Asset-backed	0	7	0	0	7
Collateralized Mortgage Obligations(9)	0	506	0	0	506
Interest rate swaps (Notional amount: $2,595)	0	9	0	0	9
Other(10)	533	7	49	0	589
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,488
Short-term Investments:
Pooled separate accounts	0	55	0	0	55
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					56
Real Estate:
Pooled separate accounts(12)	0	0	666	0	666
Partnerships	0	0	0	371	371
Subtotal					1,037
Other:
Partnerships	0	0	0	551	551
Hedge funds	0	0	0	1,395	1,395
Subtotal					1,946
Total	$533	$9,000	$751	$2,317	$12,601
__________

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.

(2)	This category invests in a large cap international equity funds whose objective is to track an index.

(3)
This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. This category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.

(5)	This category invests in bond funds, primarily highly rated private placement securities.

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

(7)	This category invests in bond funds, primarily highly rated corporate securities.

(8)	This category invests in highly rated corporate securities.

(9)	This category invests in highly rated Collateralized Mortgage Obligations.

(10)	Primarily cash and cash equivalents, short-term investments, payables and receivables, and open future contract positions (including fixed income collateral).

(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $411 million and $627 million and the liability for securities lending collateral is $411 million and $627 million for the years ended December 31, 2017 and 2016, respectively.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2017
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$36	$0	$49	$666
Actual Return on Assets:
Relating to assets still held at the reporting date	2	0	0	50
Relating to assets sold during the period	0	0	0	6
Purchases, sales and settlements	0	0	(10)	(8)
Transfers in and/or out of Level 3	0	1	0	0
Fair Value, end of period	$38	$1	$39	$714

	Year Ended December 31, 2016
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$35	$93	$607
Actual Return on Assets:
Relating to assets still held at the reporting date	1	0	61
Relating to assets sold during the period	0	0	6
Purchases, sales and settlements	0	(44)	(8)
Transfers in and/or out of Level 3(1)	0	0	0
Fair Value, end of period	$36	$49	$666

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$605	$0	$0	$605
Common trusts(2)	0	182	0	0	182
Subtotal					787
International Equities:
Variable Life Insurance Policies(3)	0	106	0	0	106
Common trusts(4)	0	110	0	0	110
Subtotal					216
Fixed Maturities:
Variable Life Insurance Policies(5)	0	163	0	0	163
Common trusts(5)	0	52	0	0	52
U.S. government securities (federal):
Other U.S. government securities	0	87	0	0	87
Corporate Debt:
Corporate bonds(6)	0	151	0	0	151
Asset-backed	0	28	0	0	28
Collateralized Mortgage Obligations(7)	0	27	2	0	29
Collateralized Loan Obligations(8)	0	28	2	0	30
Other(9)	6	0	1	0	7
Subtotal					547
Short-term Investments:
Registered investment companies	57	0	0	0	57
Subtotal					57
Total	$63	$1,539	$5	$0	$1,607

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$506	$0	$0	$506
Common trusts(2)	0	170	0	0	170
Subtotal					676
International Equities:
Variable Life Insurance Policies(3)	0	90	0	0	90
Common trusts(4)	0	96	0	0	96
Subtotal					186
Fixed Maturities:
Variable Life Insurance Policies(5)	0	157	0	0	157
Common trusts(5)	0	59	0	0	59
U.S. government securities (federal):
Mortgage-backed	0	0	0	0	0
Other U.S. government securities	0	78	0	0	78
Non-U.S. government securities	0	2	0	0	2
Corporate Debt:
Corporate bonds(6)	0	176	0	0	176
Asset-backed	0	48	1	0	49
Collateralized Mortgage Obligations(7)	0	22	5	0	27
Interest rate swaps (Notional amount: $271)	0	1	0	0	1
Other(9)	1	0	1	0	2
Subtotal					551
Short-term Investments:
Registered investment companies	114	0	0	0	114
Subtotal					114
Total	$115	$1,405	$7	$0	$1,527
__________

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

(2)	This category invests in U.S. equity funds, primarily large cap equities.

(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.

(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.

(5)	This category invests in U.S. government and corporate bond funds.

(6)	This category invests in highly rated corporate bonds.

(7)	This category invests in highly rated Collateralized Mortgage Obligations.

(8)	This category invests in highly rated Collateralized Loan Obligations.

(9)	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2017
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Corporate Debt - Collateralized Loan	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$0	$1
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	0
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	(3)	2	0
Transfers in and/or out of Level 3(1)	(1)	0	0	0
Fair Value, end of period	$0	$2	$2	$1

	Year Ended December 31, 2016
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$0	$0	$3
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	1	5	(2)
Transfers in and/or out of Level 3	0	0	0
Fair Value, end of period	$1	$5	$1
__________

(1)	The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

A summary of pension and postretirement plan asset allocation as of the year ended December 31 are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2017	2016	2017	2016
Asset Category
U.S. Equities	5%	4%	49%	44%
International Equities	5	4	13	12
Fixed Maturities	65	67	34	36
Short-term Investments	0	0	4	8
Real Estate	9	9	0	0
Other	16	16	0	0
Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefit Payments	Other Postretirement Benefit Payments	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2018	$702	$149	$10
2019	745	151	10
2020	691	153	10
2021	720	154	11
2022	748	155	11
2023-2027	3,939	761	59
Total	$7,545	$1,523	$111

The Company anticipates that it will make cash contributions in 2018 of approximately $120 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2017 and 2016 was $0 million and $20 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $74 million, $72 million and $64 million for the years ended December 31, 2017, 2016 and 2015, respectively.

18.	INCOME TAXES

The following schedule discloses significant components of income tax expense (benefit) for the years presented:

	Year Ended December 31,
	2017	2016	2015
	(in millions)
Current tax expense (benefit):
U.S.	$(341)	$(314)	$276
State and local	1	3	0
Foreign	17	10	8
Total current tax expense (benefit)	(323)	(301)	284
Deferred tax expense (benefit):
U.S.	(1,735)	63	290
State and local	0	0	0
Foreign	0	1	(1)
Total deferred tax expense (benefit)	(1,735)	64	289
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(2,058)	(237)	573
Income tax expense (benefit) on equity in earnings of operating joint ventures	(2)	0	2
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	1,302	574	(1,648)
Additional paid-in capital	0	2	0
Stock-based compensation programs	(1)	(11)	(10)
Total income taxes	$(759)	$328	$(1,083)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)

The differences between income taxes expected at the U.S. federal statutory income tax rate of 35% and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Expected federal income tax expense	$653	$173	$985
Non-taxable investment income	(298)	(279)	(275)
Low income housing and other tax credits	(91)	(98)	(102)
Domestic production activity deduction, net	(11)	(20)	0
Prior year audit true-up	22	(14)	(18)
Changes in tax law	(2,283)	0	0
Other	(50)	1	(17)
Reported income tax expense (benefit)	$(2,058)	$(237)	$573
Effective tax rate	(110.4)%	(48.1)%	20.4%

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income before income taxes and equity in earnings of operating joint ventures”. The Company’s effective tax rate for fiscal years 2017, 2016, and 2015 was -110.4%, -48.1%, and 20.4%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $2,283 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax benefit was primarily comprised of the following components:

•	$2,323 million tax benefit from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%;

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Offset by:

•
$32 million tax expense from the adoption of a modified territorial international tax system which required the Company to eliminate net deferred tax assets related to undistributed foreign earnings and to adjust certain international net deferred tax liabilities from 35% down to their lower local rates; and

•	$8 million tax expense related to the one-time toll tax on the undistributed, non-previously taxed post-1986 foreign earnings as part of the transition to the territorial system.

As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $233 million of the total $298 million of 2017 non-taxable investment income, $216 million of the total $279 million of 2016 non-taxable investment income, and $239 million of the total $275 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Low-Income Housing and Other Tax Credits. These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely make such investments that generate a tax credit which reduces the Company’s effective tax rate.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2017	2016
	(in millions)
Deferred tax assets:
Policyholders’ dividends	$1,260	$1,850
Insurance reserves	0	0
Employee benefits	61	170
Deferred tax assets before valuation allowance	1,321	2,020
Valuation allowance	(4)	(4)
Deferred tax assets after valuation allowance	1,317	2,016
Deferred tax liabilities:
Net unrealized investment gains including cash flow hedges	2,668	2,694
Deferred policy acquisition costs	871	1,377
Insurance reserves	569	1,086
Investments	633	509
Value of business acquired	79	346
Other	83	22
Deferred tax liabilities	4,903	6,034
Net deferred tax liability	$(3,586)	$(4,018)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets as follows:

	As of December 31,
	2017	2016
	(in millions)
Valuation allowance related to foreign operations deferred tax assets	$4	$4

The Company has no tax attribute carryforwards as of December 31, 2017 and 2016.

Consistent with the Tax Act of 2017, the Company provides U.S. income tax for all unremitted earnings of the Company’s foreign affiliates. For certain foreign affiliates organized in withholding tax jurisdictions, the Company considers the unremitted foreign earnings of those affiliates to be indefinitely reinvested, and therefore does not provide for the withholding tax when calculating its current and deferred tax obligations. For certain other foreign affiliates organized in withholding tax jurisdictions, the Company does not consider unremitted earnings indefinitely reinvested, and therefore provides for foreign withholding tax when calculating its current and deferred tax obligations. The following table summarizes the Company’s indefinite reinvestment assertions for jurisdictions in which the Company operates that impose a withholding tax on dividends:

Unremitted earnings are indefinitely reinvested	Unremitted earnings are not indefinitely reinvested
in China	in Taiwan

Tax Audit and Unrecognized Tax Benefits

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2017	2016	2015
	(in millions)
Balance at January 1,	$26	$6	$6
Increases in unrecognized tax benefits—prior years	11	10	0
(Decreases) in unrecognized tax benefits—prior years	(5)	0	0
Increases in unrecognized tax benefits—current year	14	10	0
(Decreases) in unrecognized tax benefits—current year	0	0	0
Settlements with taxing authorities	(1)	0	0
Balance at December 31,	$45	$26	$6
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$45	$26	$6

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2017	2016	2015
	(in millions)
Interest and penalties recognized in the Consolidated Statements of Operations	$1	$0	$0

	2017	2016
	(in millions)
Interest and penalties recognized in liabilities in the Consolidated Statements of Financial Position	$0	$0

Listed below are the tax years that remain subject to examination, by major tax jurisdiction, as of December 31, 2017:

Major Tax Jurisdiction	Open Tax Years
United States	2014-2016

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

19.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement––Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner and embedded derivatives resulting from certain products with guaranteed benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level––The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$14,871	$47	$	$14,918
Obligations of U.S. states and their political subdivisions	0	9,728	5		9,733
Foreign government bonds	0	4,285	26		4,311
U.S. corporate public securities	0	69,508	17		69,525
U.S. corporate private securities(2)	0	23,534	1,769		25,303
Foreign corporate public securities	0	14,252	32		14,284
Foreign corporate private securities	0	20,637	596		21,233
Asset-backed securities(3)	0	5,370	5,542		10,912
Commercial mortgage-backed securities	0	11,926	13		11,939
Residential mortgage-backed securities	0	2,525	3		2,528
Subtotal	0	176,636	8,050		184,686
Trading account assets(4):
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	208	0		208
Foreign government bonds	0	126	223		349
Corporate securities	0	15,001	495		15,496
Asset-backed securities(3)	0	671	726		1,397
Commercial mortgage-backed securities	0	2,311	0		2,311
Residential mortgage-backed securities	0	965	1		966
Equity securities	73	1	254		328
All other(5)	28	15,285	7	(13,195)	2,125
Subtotal	101	34,610	1,706	(13,195)	23,222
Equity securities, available-for-sale	2,793	540	96		3,429
Other long-term investments(6)	13	2	1	12	28
Short-term investments	1,529	1,394	7		2,930
Cash equivalents	619	4,348	0		4,967
Other assets	0	1	0		1
Reinsurance recoverables - affiliated	0	0	4,973		4,973
Reinsurance recoverables - unaffiliated	0	0	13		13
Due from parent and affiliates	0	2,629	100		2,729
Separate account assets(7)(8)	41,761	195,699	2,122		239,582
Total assets	$46,816	$415,859	$17,068	$(13,183)	$466,560
Future policy benefits(9)	$0	$0	$5,768	$	$5,768
Other liabilities	1	5,942	50	(5,307)	686
Due to parent and affiliates	0	7,524	0	(6,596)	928
Total liabilities	$1	$13,466	$5,818	$(11,903)	$7,382

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,695	$0	$	$12,695
Obligations of U.S. states and their political subdivisions	0	9,014	5		9,019
Foreign government bonds	0	3,865	2		3,867
U.S. corporate public securities	0	61,453	179		61,632
U.S. corporate private securities(2)	0	23,551	1,148		24,699
Foreign corporate public securities	0	13,603	20		13,623
Foreign corporate private securities	0	17,803	384		18,187
Asset-backed securities(3)	0	6,664	3,852		10,516
Commercial mortgage-backed securities	0	11,535	13		11,548
Residential mortgage-backed securities	0	3,127	65		3,192
Subtotal	0	163,310	5,668		168,978
Trading account assets:(4)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	194	0		194
Foreign government bonds	0	129	227		356
Corporate securities	0	14,679	154		14,833
Asset-backed securities(3)	0	1,061	299		1,360
Commercial mortgage-backed securities	0	2,052	0		2,052
Residential mortgage-backed securities	0	1,149	1		1,150
Equity securities	66	0	214		280
All other(5)	179	18,935	0	(16,113)	3,001
Subtotal	245	38,241	895	(16,113)	23,268
Equity securities, available-for-sale	2,983	2,623	83		5,689
Commercial mortgage and other loans	0	0	0		0
Other long-term investments(6)	21	2	6		29
Short-term investments	1,883	1,054	0		2,937
Cash equivalents	1,893	3,065	0		4,958
Other assets	0	0	0		0
Reinsurance recoverables - affiliated	0	0	4,607		4,607
Reinsurance recoverables - unaffiliated	0	0	0		0
Due from parent and affiliates	0	2,124	845		2,969
Separate account assets(7)(8)	36,184	184,600	1,849		222,633
Total assets	$43,209	$395,019	$13,953	$(16,113)	$436,068
Future policy benefits(9)	$0	$0	$5,341	$	$5,341
Other liabilities	1	6,255	22	(5,945)	333
Due to parent and affiliates	0	8,393	0	(7,359)	1,034
Total liabilities	$1	$14,648	$5,363	$(13,304)	$6,708
__________

(1)
“Netting” amounts represent cash collateral (including initial margin) and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements. These amounts were $1,280 million and $2,809 million as of December 31, 2017 and 2016, respectively.

(2)	Excludes notes with fair value of $3,860 million and $2,356 million as of December 31, 2017 and 2016, respectively, which have been offset with the associated payables under a netting agreement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(3)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(4)	Includes “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

(5)	Level 1 represents cash equivalents and short-term investments. All other amounts primarily represent derivative assets.

(6)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of such investments were $1,545 million and $1,296 million respectively.

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate net asset value per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and other invested assets, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2017 and 2016, the fair value of such investments was $26,151 million and $25,549 million, respectively.

(8)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(9)
As of December 31, 2017, the net embedded derivative liability position of $5.8 billion includes $0.8 billion of embedded derivatives in an asset position and $6.6 billion of embedded derivatives in a liability position. As of December 31, 2016, the net embedded derivative liability position of $5.3 billion includes $1.2 billion of embedded derivatives in an asset position and $6.5 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including but not limited to observed prices and spreads for similar publicly-traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, where the Company has elected the fair value option, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Reinsurance Recoverables - Affiliated—Reinsurance recoverables carried at fair value and reflected in Level 3 primarily consist of the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. The methods and assumptions used to estimate the fair value are consistent with those described in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Inter-Bank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include mutual funds, fixed maturity securities, treasuries, equity securities, real estate and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities.”

Other Liabilities—Other liabilities include certain derivative instruments, including embedded derivatives associated with certain Policyholders’ account balances. The fair values are primarily determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from Parent and Affiliates—Due to/from parent and affiliates consist primarily of notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Future Policy Benefits—The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts offered by the Company’s Individual Annuities segment, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Transfers between Levels 1 and 2—Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. The following table presents the transfers between Level 1 and Level 2 for dates indicated below:

	Year Ended December 31,
	2017	2016
	(in millions)
Transferred from Level 1 to Level 2	$111	$86
Transferred from Level 2 to Level 1	$207	$40

 Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities—The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,148	Discounted cash flow	Discount rate	2.68%	-	22.23%	7.75%	Decrease
		Liquidation	Liquidation value	13.10%	-	25.00%	14.68%	Increase
Separate account assets-commercial mortgage loans(4)	$821	Discounted cash flow	Spread	1.08%	-	2.78%	1.20%	Decrease
Reinsurance recoverables - affiliated	$4,973	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,768	Discounted cash flow	Lapse rate(6)	1%	-	12%		Decrease
			Spread over LIBOR(7)	0.12%	-	1.10%		Decrease
			Utilization rate(8)	52%	-	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	-	14%		Decrease
			Equity volatility curve	13%	-	24%		Increase

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum			Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,537	Discounted cash flow	Discount rate	1.91%		-	20.00%		7.77%		Decrease
		Market comparables	EBITDA multiples(3)	4.0	X	-	4.0	X	4.0	X	Increase
		Liquidation	Liquidation value	15.19%		-	98.68%		91.12%		Increase
Separate account assets-commercial mortgage loans(4)	$971	Discounted cash flow	Spread	1.19%		-	2.90%		1.37%		Decrease
Reinsurance recoverables - affiliated	$4,607	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,341	Discounted cash flow	Lapse rate(6)	0%		-	13%				Decrease
			Spread over LIBOR(7)	0.25%		-	1.50%				Decrease
			Utilization rate(8)	52%		-	96%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		-	14%				Decrease
			Equity volatility curve	16%		-	25%				Increase
__________

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company’s Consolidated Statements of Operations.

(5)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(7)
The spread over LIBOR swap curve represents the premium added to the risk-free discount rate (i.e., LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2017 and 2016, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Valuation Process for Fair Value Measurements Categorized within Level 3—The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid-ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 Assets and Liabilities––The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Fair Value, beginning of period	$0	$5	$2	$1,731	$3,930
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(87)	67
Included in other comprehensive income (loss)	0	0	2	(24)	17
Net investment income	0	0	0	12	8
Purchases	38	7	0	417	4,234
Sales	0	0	0	(134)	(524)
Issuances	0	0	0	0	0
Settlements	0	0	0	(591)	(2,511)
Other(4)	9	0	0	(31)	(2)
Transfers into Level 3(5)	0	0	36	1,328	3,478
Transfers out of Level 3(5)	0	(7)	(14)	(207)	(3,139)
Fair Value, end of period	$47	$5	$26	$2,414	$5,558
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(146)	$0

	Year Ended December 31, 2017
	Trading Account Assets
	Foreign Government	Corporate Securities	Structured Securities(2)	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$227	$154	$300	$214	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	(5)	(31)	3	23	0
Net investment income	5	3	1	0	0
Purchases	0	124	614	9	46
Sales	0	(2)	(19)	(9)	0
Issuances	0	0	0	0	0
Settlements	(4)	(119)	(351)	(4)	(39)
Other(4)	0	0	1	23	0
Transfers into Level 3(5)	0	384	600	31	0
Transfers out of Level 3(5)	0	(18)	(422)	(33)	0
Fair Value, end of period	$223	$495	$727	$254	$7
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$(5)	$(31)	$4	$38	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Equity Securities Available-For-Sale	Other Long-Term Investments	Short-term Investments	Cash Equivalents
	(in millions)
Fair Value, beginning of period	$83	$6	$0	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(2)	0	0	0
Included in other comprehensive income (loss)	4	0	0	0
Net investment income	0	0	0	2
Purchases	10	0	30	93
Sales	(4)	0	0	0
Issuances	0	0	0	0
Settlements	0	0	(23)	(99)
Other(4)	(1)	(5)	0	0
Transfers into Level 3(5)	7	0	0	4
Transfers out of Level 3(5)	(1)	0	0	0
Fair Value, end of period	$96	$1	$7	$0
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(4)	$0	$0	$0

	Year Ended December 31, 2017
	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$4,607	$0	$845
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(401)	(20)	0
Net investment income	0	0	0
Purchases	767	33	100
Sales	0	0	0
Issuances	0	0	0
Settlements	0	0	(500)
Other(4)	0	0	0
Transfers into Level 3(5)	0	0	0
Transfers out of Level 3(5)	0	0	(345)
Fair Value, end of period	$4,973	$13	$100
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(263)	$(21)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$1,849	$(5,341)	$(22)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	480	(37)
Interest credited to policyholders’ account balances	81	0	0
Net investment income	2	0	0
Purchases	1,121	0	0
Sales	(97)	0	0
Issuances	0	(907)	0
Settlements	(725)	0	4
Other(4)	0	0	5
Transfers into Level 3(5)	353	0	0
Transfers out of Level 3(5)	(462)	0	0
Fair Value, end of period	$2,122	$(5,768)	$(50)
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$314	$(37)
Interest credited to policyholders’ account balances	$78	$0	$0

	Year Ended December 31, 2016
	Fixed Maturities Available-For-Sale
	U.S. States	Foreign Government	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Fair Value, beginning of period	$6	$1	$968	$3,532
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(116)	5
Included in other comprehensive income (loss)	0	0	58	5
Net investment income	0	0	5	14
Purchases	0	0	210	3,402
Sales	0	0	(21)	(430)
Issuances	0	0	0	0
Settlements	(1)	0	(290)	(631)
Foreign currency translation	0	0	0	0
Other(1)	0	0	0	0
Transfers into Level 3(5)	0	1	1,309	1,399
Transfers out of Level 3(5)	0	0	(392)	(3,366)
Fair Value, end of period	$5	$2	$1,731	$3,930
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$(115)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Trading Account Assets
	Foreign Government	Corporate Securities	Structured Securities(2)	Equity
	(in millions)
Fair Value, beginning of period	$34	$161	$593	$184
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	(5)	(9)	(8)	14
Net investment income	1	2	2	0
Purchases	201	1	168	20
Sales	0	0	(35)	(26)
Issuances	0	0	0	0
Settlements	(4)	(41)	(114)	(5)
Other(4)	0	0	110	29
Transfers into Level 3(5)	0	151	248	28
Transfers out of Level 3(5)	0	(111)	(664)	(30)
Fair Value, end of period	$227	$154	$300	$214
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$(5)	$(10)	$(2)	$13

	Year Ended December 31, 2016
	Equity Securities Available-For-Sale	Other Long-Term Investments	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$99	$46	$4,627	$7	$330
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	50	(1)	(388)	(30)	(1)
Other income	0	0	0	0	0
Included in other comprehensive income (loss)	(60)	0	0	0	31
Net investment income	0	0	0	0	0
Purchases	67	0	722	23	1,117
Sales	(62)	0	0	0	(108)
Issuances	0	0	2	0	0
Settlements	(13)	0	(356)	0	(1,115)
Other(4)	0	(31)	0	0	(110)
Transfers into Level 3(5)	9	0	0	0	1,229
Transfers out of Level 3(5)	(7)	(8)	0	0	(528)
Fair Value, end of period	$83	$6	$4,607	$0	$845
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$(1)	$3,923	$(30)	$0
Other income	$0	$0	$0	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$1,995	$(5,532)	$(2)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1	1,034	(8)
Interest credited to policyholders’ account balances	22	0	0
Net investment income	17	0	0
Purchases	555	0	0
Sales	(141)	0	0
Issuances	0	(844)	0
Settlements	(485)	0	(6)
Foreign currency translation	0	0	0
Other(4)	0	0	(6)
Transfers into Level 3(5)	344	0	0
Transfers out of Level 3(5)	(459)	0	0
Fair Value, end of period	$1,849	$(5,341)	$(22)
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$815	$(9)
Interest credited to policyholders’ account balances	$3	$0	$0

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2015.

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(94)	$18
Included in other comprehensive income (loss)	$3	$(29)
Net investment income	$10	$21
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(86)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Trading Account Assets
	Corporate Securities	Structured Securities(2)	Equity
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	$(29)	$(7)	$(3)
Net investment income	$1	$1	$0
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$8	$(7)	$12

	Year Ended December 31, 2015
	Equity Securities Available-For-Sale	Other Long-Term Investments	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$20	$(571)	$2	$(2)
Included in other comprehensive income (loss)	$6	$0	$0	$0	$(9)
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(3)	$18	$(456)	$2	$0

	Year Ended December 31, 2015
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$275	$1
Interest credited to policyholders’ account balances	$(38)	$0	$0
Net investment income	$24	$0	$0
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$141	$1
Interest credited to policyholders’ account balances	$318	$0	$0
__________

(1)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(2)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. Prior period information has been revised to conform to current period presentation.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)	Other for the period ended December 31, 2017 and December 31, 2016 primarily represents reclassifications of certain assets between reporting categories.

(5)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(6)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives and associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Trading account assets-All Other,” “Other long-term investments” or “Other liabilities” in the tables presented above, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$16	$10,805	$0	$	$10,821
Currency	0	790	0		790
Credit	0	21	0		21
Currency/Interest Rate	0	2,281	0		2,281
Equity	0	1,284	1		1,285
Netting(1)				(13,183)	(13,183)
Total derivative assets	$16	$15,181	$1	$(13,183)	$2,015
Derivative liabilities:
Interest Rate	$1	$9,207	$3	$	$9,211
Currency	0	824	0		824
Credit	0	5	0		5
Currency/Interest Rate	0	2,217	0		2,217
Equity	0	1,214	0		1,214
Netting(1)				(11,903)	(11,903)
Total derivative liabilities	$1	$13,467	$3	$(11,903)	$1,568

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$31	$11,787	$6	$	$11,824
Currency	0	2,287	0		2,287
Credit	0	1	0		1
Currency/Interest Rate	0	3,955	0		3,955
Equity	0	570	0		570
Netting(1)				(16,113)	(16,113)
Total derivative assets	$31	$18,600	$6	$(16,113)	$2,524
Derivative liabilities:
Interest Rate	$1	$10,105	$2	$	$10,108
Currency	0	2,241	0		2,241
Credit	0	8	0		8
Currency/Interest Rate	0	1,676	0		1,676
Equity	1	616	0		617
Netting(1)				(13,304)	(13,304)
Total derivative liabilities	$2	$14,646	$2	$(13,304)	$1,346
__________

(1)	“Netting” amounts represent cash collateral (including initial margin) and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Level 3 Derivative Assets and Liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2017
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Fair Value, beginning of period	$0	$4
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(7)
Purchases	0	0
Sales	0	0
Issuances	0	0
Settlements	0	0
Other (1)	1	0
Transfers into Level 3(3)	0	0
Transfers out of Level 3(3)	0	0
Fair Value, end of period	$1	$(3)
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$0	$0

	Year Ended December 31, 2016
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Fair Value, beginning of period	$30	$5
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(1)
Purchases	0	0
Sales	0	0
Issuances	0	0
Settlements	0	0
Other (2)	(30)	0
Transfers into Level 3(3)	0	0
Transfers out of Level 3(3)	0	0
Fair Value, end of period	$0	$4
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$19	$2
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$19	$2
__________

(1)	Relates to warrants received in an asset restructuring that resulted in reclassification of reporting category.

(2)	Relates to private warrants reclassified from derivatives to trading securities.

(3)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements—The following table represents information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is evidence of impairment. Assets included in the table are those that were impaired, and therefore measured at fair value, during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3).

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Commercial mortgage loans(1):
Carrying value as of period end	$64	$47	$0
Realized investment gains (losses) net	$(2)	$(5)	$0
Cost method investments(2):
Carrying value as of period end	$141	$284	$239
Realized investment gains (losses) net	$(28)	$(85)	$(123)
__________

(1)	Commercial mortgage loans are valued based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral.

(2)
For cost method impairments, the methodologies utilized are primarily discounted cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment-related expenses.

Fair Value Option

The fair value option allows the Company to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that result from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities. Changes in fair value are reflected in "Other income" for other long-term investments.

The following table presents information regarding assets and liabilities where the fair value option has been elected.

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	$117	$52	$2

The fair value of other long-term investments was $1,545 million and $1,296 million as of December 31, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Trading account assets	$58	$50	$0	$108	$108
Commercial mortgage and other loans	0	0	43,563	43,563	42,552
Policy loans	0	0	8,674	8,674	8,674
Other affiliated notes receivable	0	6,690	210	6,900	5,953
Short-term investments	785	16	0	801	801
Cash and cash equivalents	2,122	173	0	2,295	2,295
Accrued investment income	0	2,156	0	2,156	2,156
Reinsurance recoverables - unaffiliated	0	0	685	685	685
Reinsurance recoverables - affiliated	0	0	234	234	237
Due from parent and affiliates	0	199	0	199	199
Other assets	15	1,333	0	1,348	1,348
Total assets	$2,980	$10,617	$53,366	$66,963	$65,008
Liabilities:
Policyholders’ account balances—investment contracts	$0	$28,036	$39,597	$67,633	$66,709
Securities sold under agreements to repurchase	0	8,400	0	8,400	8,400
Cash collateral for loaned securities	0	4,336	0	4,336	4,336
Short-term debt	0	1,141	0	1,141	1,150
Long-term debt(3)	0	7,393	2,170	9,563	8,233
Reinsurance payables - unaffiliated	0	0	715	715	715
Other liabilities	0	3,768	0	3,768	3,768
Due to parent and affiliates	0	282	0	282	282
Separate account liabilities—investment contracts	0	71,335	30,490	101,825	101,825
Total liabilities	$0	$124,691	$72,972	$197,663	$195,418

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2016(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Trading account assets	$0	$150	$0	$150	$150
Commercial mortgage and other loans	0	0	42,495	42,495	41,269
Policy loans	0	0	8,839	8,839	8,839
Other affiliated notes receivable	0	5,754	300	6,054	5,550
Short-term investments	0	243	0	243	243
Cash and cash equivalents	825	599	0	1,424	1,424
Accrued investment income	0	2,071	0	2,071	2,071
Reinsurance recoverables - unaffiliated	0	0	658	658	658
Reinsurance recoverables - affiliated	0	0	209	209	212
Due from parent and affiliates	0	151	0	151	151
Other assets	10	945	0	955	955
Total assets	$835	$9,913	$52,501	$63,249	$61,522
Liabilities:
Policyholders’ account balances—investment contracts	$0	$36,126	$31,781	$67,907	$66,890
Securities sold under agreements to repurchase	0	7,606	0	7,606	7,606
Cash collateral for loaned securities	0	4,309	0	4,309	4,309
Short-term debt	0	704	73	777	774
Long-term debt(3)	0	7,002	2,871	9,873	8,647
Reinsurance payables - unaffiliated	0	0	696	696	696
Other liabilities	0	3,411	0	3,411	3,411
Due to parent and affiliates	0	202	0	202	202
Separate account liabilities—investment contracts	0	71,010	27,578	98,588	98,588
Total liabilities	$0	$130,370	$62,999	$193,369	$191,123
__________

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $1,755 million and $1,469 million, respectively. The carrying value of these investments were $1,535 million and $1,438 million as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(3)
As of December 31, 2017, includes notes with both fair value and carrying amount of $3,860 million. As of December 31, 2016, includes notes with both fair value and carrying amount of $2,356 million. These amounts have been offset with the associated receivables under a netting agreement.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policy Loans

The Company’s valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.
Reinsurance Recoverables and Reinsurance Payables

Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company's reinsurance arrangements.

Policyholders’ Account Balances—Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and, therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities—Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20.	RELATED PARTIES

Service Agreements—Services Provided

The Company has extensive service agreements with Prudential Financial and certain of its subsidiaries. The Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $1,033 million, $949 million and $869 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $140 million and $93 million at December 31, 2017 and 2016, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with Advanced Series Trust Investment Services, Inc. (“ASTSI”) and PGIM Investments LLC (“PGIM Investments”), whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASTSI and PGIM Investments related to this agreement was $323 million, $295 million and $347 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $31 million, $29 million and $29 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

Service Agreements—Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from PGIM Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $408 million, $403 million and $389 million as contra-revenue in “Net investment income” and $254 million, $194 million and $168 million in “General and administrative expenses” for the years ended December 31, 2017, 2016 and 2015, respectively. Included in “Due to parent and affiliates” are payables of $70 million and $49 million at December 31, 2017 and 2016, respectively, due primarily to these agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $300 million, $275 million and $243 million for the years ended December 31, 2017, 2016 and 2015, respectively. These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell and service the Company’s products. Commissions and fees paid by the Company to PAD were $637 million, $713 million and $775 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31 are as follows:

	Maturity Dates	Rate	2017	2016
			(in millions)
U.S. Dollar floating rate notes	2018 - 2021	1.31% - 2.69%	$48	$50
U.S. Dollar fixed rate notes(1)	2018 - 2044	1.73% - 6.34%	6,697	7,062
Euro-denominated fixed rate notes	2026 - 2031	1.21% - 1.59%	92	0
Japanese Yen fixed rate notes	2021 - 2022	0.01% - 2.29%	3	217
Chilean Peso fixed rate notes	2026	6.51%	433	397
GBP denominated fixed rate notes	2030	3.12%	11	10
Total long-term notes receivable - affiliated(2)			7,284	7,736
Short-term notes receivable - affiliated(3)			1,400	782
Total notes receivable - affiliated			$8,684	$8,518
__________

(1)	Includes current portion of the long-term notes receivable of $44 million at December 31, 2017 and $128 million at December 31, 2016.

(2)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

(3)	Short-term notes receivable have variable rates, which averaged 2.07% and 1.38% at December 31, 2017 and 2016, respectively.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $59 million and $58 million at December 31, 2017 and 2016, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $338 million, $324 million and $296 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $206 million and $195 million associated with these transactions at December 31, 2017 and 2016, respectively. Revenues related to this lending activity were immaterial for years ended 2017, 2016 and 2015.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Sales of Assets between Related Parties

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gains (losses), net, respectively. The table below shows affiliated asset trades as of December 31, 2017 and 2016.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Realized Investment Gain/(Loss)
				(in millions)
Prudential Annuities Life Assurance Corporation	Apr-16	Transfer Out	Trading Account Assets	$20	$20	$0
Prudential Annuities Life Assurance Corporation	Apr-16	Transfer Out	Derivatives	17	17	0
The Gibraltar Life Insurance Co., Ltd.	May-16	Transfer Out	Fixed Maturities	77	76	1
The Gibraltar Life Insurance Co., Ltd.	May-16	Transfer Out	Commercial Mortgage & Other Loans	36	36	0
Prudential Annuities Life Assurance Corporation	May-16	Transfer Out	Derivatives	9	9	0
The Gibraltar Life Insurance Co., Ltd.	Aug-16	Transfer Out	Fixed Maturities	100	96	5
The Gibraltar Life Insurance Co., Ltd.	Aug-16	Transfer Out	Fixed Maturities	6	5	0
The Prudential Life Insurance Co., Ltd.	Sep-16	Transfer Out	Fixed Maturities	53	48	5
Prudential Annuities Life Assurance Corporation	Sep-16	Transfer In	Fixed Maturities	47	37	10
Prudential of Japan	Sep-16	Transfer Out	Commercial Mortgage & Other Loans	35	33	2
The Gibraltar Life Insurance Co., Ltd.	Nov-16	Transfer In	Fixed Maturities	495	461	34
Prudential Annuities Life Assurance Corporation	Oct-17	Transfer In	Commercial Mortgage & Other Loans	132	129	3
Gibraltar Universal Life Reinsurance Company	Oct-17	Transfer Out	Fixed Maturities	114	97	17
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer In	Fixed Maturities	14	7	7
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer Out	Derivatives	171	171	0
Prudential Financial, Inc.	Dec-17	Transfer In	Fixed Maturities	879	879	2

Derivatives

Prudential Global Funding, LLC, an indirect, wholly-owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $929 million and $1,272 million at December 31, 2017 and 2016, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $928 million and $1,034 million at December 31, 2017 and 2016, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long-term investments” includes $198 million and $94 million at December 31, 2017 and 2016, respectively. “Net investment income” includes gains of $17 million, $5 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively, related to these ventures.

Noncontrolling Interest

The Company consolidates certain entities for which it exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner. “Due to parent and affiliates” includes $984 million and $102 million at December 31, 2017 and 2016, respectively, related to affiliated investor’s noncontrolling interest in such entities. “General and administrative expenses” include $2 million, $5 million and $(4) million for the years ended December 31, 2017, 2016 and 2015, respectively, representing the portion of earnings attributable to affiliated noncontrolling interests.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain affiliates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain affiliates.

21.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps to gain exposure similar to investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors and other instruments.

Synthetic Guarantees. The Company sells synthetic Guaranteed Investment Contracts (“GICs”), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral and NPR. This netting impact results in total derivative assets of $2,015 million and $2,524 million as of December 31, 2017 and 2016, respectively, and total derivative liabilities of $1,568 million and $1,346 million as of December 31, 2017 and 2016, respectively, reflected in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017			December 31, 2016
		Gross Fair Value			Gross Fair Value
Primary Underlying/Instrument Type	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,052	$256	$(86)	$993	$0	$(110)
Foreign Currency
Foreign Currency Forwards	336	0	(3)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	15,679	707	(635)	13,455	1,774	(52)
Total Qualifying Hedges	$19,067	$963	$(724)	$14,448	$1,774	$(162)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$259,582	$10,238	$(8,778)	$254,721	$11,409	$(9,636)
Interest Rate Futures	21,822	16	(1)	28,701	31	(1)
Interest Rate Options	36,212	353	(378)	25,746	448	(406)
Interest Rate Forwards	0	0	0	321	0	(1)
Foreign Currency
Foreign Currency Forwards	75,678	790	(821)	68,864	2,287	(2,241)
Foreign Currency Options	118	0	0	187	0	0
Currency/Interest Rate
Foreign Currency Swaps	30,852	1,574	(1,582)	28,091	2,181	(1,624)
Credit
Credit Default Swaps	1,368	21	(5)	507	1	(8)
Equity
Equity Futures	37	0	0	101	0	0
Equity Options	70,067	910	(836)	16,630	182	(157)
Total Return Swaps	30,017	375	(378)	31,393	388	(460)
Synthetic GICs	77,290	0	(1)	77,169	5	0
Total Non-Qualifying Derivatives	$603,043	$14,277	$(12,780)	$532,431	$16,932	$(14,534)
Total Derivatives(1)	$622,110	$15,240	$(13,504)	$546,879	$18,706	$(14,696)
__________

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $5,604 million and $5,152 million as of December 31, 2017 and 2016, respectively, primarily included in “Future policy benefits.”

Most of the Company’s derivatives do not qualify for hedge accounting for various reasons. For example: (i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income; (ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules; and (iii) synthetic GICs, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$15,239	$(13,183)	$2,056	$(672)	$1,384
Securities purchased under agreement to resell	233	0	233	(233)	0
Total Assets	$15,472	$(13,183)	$2,289	$(905)	$1,384
Offsetting of Financial Liabilities:
Derivatives(1)	$13,501	$(11,903)	$1,598	$(447)	$1,151
Securities sold under agreement to repurchase	8,400	0	8,400	(8,400)	0
Total Liabilities	$21,901	$(11,903)	$9,998	$(8,847)	$1,151

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$18,700	$(16,113)	$2,587	$(747)	$1,840
Securities purchased under agreement to resell	750	0	750	(750)	0
Total Assets	$19,450	$(16,113)	$3,337	$(1,497)	$1,840
Offsetting of Financial Liabilities:
Derivatives(1)	$14,694	$(13,304)	$1,390	$(1)	$1,389
Securities sold under agreement to repurchase	7,606	0	7,606	(7,606)	0
Total Liabilities	$22,300	$(13,304)	$8,996	$(7,607)	$1,389
__________

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above, see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$16	$(19)	$0	$0	$(1)	$0
Total fair value hedges	16	(19)	0	0	(1)	0
Cash flow hedges
Interest Rate	0	0	0	(2)	0	7
Currency	0	0	0	0	0	(3)
Currency/Interest Rate	0	174	(292)	0	0	(1,306)
Total cash flow hedges	0	174	(292)	(2)	0	(1,302)
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	596	0	0	0	0	0
Currency	(171)	0	0	0	0	0
Currency/Interest Rate	(356)	0	(5)	0	0	0
Credit	8	0	0	0	0	0
Equity	(390)	0	0	0	0	0
Embedded Derivatives	(60)	0	0	0	0	0
Total non-qualifying hedges	(373)	0	(5)	0	0	0
Total	$(357)	$155	$(297)	$(2)	$(1)	$(1,303)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$26	$(31)	$0	$0	$0	$0
Total fair value hedges	26	(31)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(3)	0	(4)
Currency/Interest Rate	0	120	260	0	0	140
Total cash flow hedges	0	120	260	(3)	0	136
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	286	0	0	0	0	0
Currency	73	0	0	0	0	0
Currency/Interest Rate	194	0	3	0	0	0
Credit	36	0	0	0	0	0
Equity	(192)	0	0	0	0	0
Embedded Derivatives	518	0	0	0	0	0
Total non-qualifying hedges	915	0	3	0	0	0
Total	$941	$89	$263	$(3)	$0	$135

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$29	$(44)	$0	$0	$0	$0
Total fair value hedges	29	(44)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(4)	0	0
Currency/Interest Rate	0	79	155	0	0	942
Total cash flow hedges	0	79	155	(4)	0	942
Net investment hedges
Currency	0	0	0	0	0	0
Total net investment hedges	0	0	0	0	0	0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	643	0	0	0	0	0
Currency	116	0	0	0	0	0
Currency/Interest Rate	427	0	6	0	0	0
Credit	5	0	0	0	0	0
Equity	(35)	0	0	0	0	0
Embedded Derivatives	(307)	0	0	0	0	0
Total non-qualifying hedges	849	0	6	0	0	0
Total	$878	$35	$161	$(4)	$0	$942
__________

(1)	Amounts deferred in AOCI.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

For the years ended December 31, 2017, 2016, and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in millions)
Balance, December 31, 2014	$209
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	1,197
Amount reclassified into current period earnings	(255)
Balance, December 31, 2015	1,151
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	578
Amount reclassified into current period earnings	(442)
Balance, December 31, 2016	1,287
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(1,327)
Amount reclassified into current period earnings	25
Balance, December 31, 2017	$(15)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2017 values, it is estimated that a pre-tax gain of approximately $150 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items.

The Company’s exposure from the qualified cash flow hedges reflect variability of future cash flows in foreign currency amounts related to both the forecasted transactions and the receipt or payment of interest on existing financial instruments; as of December 31, 2017, the maximum length of time over which these cash flow hedges are outstanding were 5 years and 40 years, respectively.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within AOCI were $116 million in 2017, $117 million in 2016, and $118 million in 2015, respectively.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $170 million and $198 million as of December 31, 2017 and 2016, respectively. These credit derivatives are reported at fair value as an asset of $2 million and $1 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017, these credit derivatives’ notionals had the following NAIC ratings: $51 million in NAIC 1, $81 million in NAIC 2 and $38 million in NAIC 3. The Company has also written credit protection on certain index reference and had outstanding notional amounts of $1,020 million and $54 million, as of December 31, 2017 and 2016, respectively. These credit derivatives are reported at fair value as an asset of $19 million and liability of less than $1 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1 and $970 million in NAIC 4. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 3 years, while the credit protection on the index references have maturities of less than 30 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2017 and 2016, the Company had $178 million and $256 million of outstanding notional amounts, reported at fair value as a liability of $5 million and $8 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2017, there were no net liability derivative positions with counterparties with credit risk-related contingent features; as such, all derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Leases

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2017, 2016 and 2015 was $86 million, $83 million and $79 million, respectively.

The following table presents the Company’s future minimum lease payments under non-cancelable operating leases and there is no sub-lease income at December 31, 2017:

Operating Leases
(in millions)
2018	$95
2019	81
2020	68
2021	52
2022	36
2023 and thereafter	87
Total	$419

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2017.

Commercial Mortgage Loan Commitments

	December 31,
	2017	2016
	(in millions)
Total outstanding mortgage loan commitments	$1,702	$1,160

In connection with the Company’s investment strategy, it originates commercial mortgage loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	December 31,
	2017	2016
	(in millions)
Expected to be funded from the general account and other operations outside the separate accounts(1)	$5,787	$5,991
Expected to be funded from separate accounts(1)	$141	$491
__________

(1)	The amounts at December 31, 2016 have been revised to correct the previously reported amounts.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	December 31,
	2017	2016
	(in millions)
Guaranteed value of third parties’ assets	$77,290	$77,169
Fair value of collateral supporting these assets	$77,651	$77,732
Asset (liability) associated with guarantee, carried at fair value	$(1)	$5

Certain contracts underwritten by the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s Consolidated Statements of Financial Position.

Other Guarantees

	December 31,
	2017	2016
	(in millions)
Other guarantees where amount can be determined	$31	$51
Accrued liability for other guarantees and indemnifications	$0	$0

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $31 million and $51 million as of December 31, 2017 and 2016, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance

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Notes to Consolidated Financial Statements

policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Assets and liabilities held for insolvency assessments were as follows:

	December 31,
	2017	2016
	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$64	$78
Premium tax offset currently available for paid assessments	6	6
Total	$70	$84
Other liabilities:
Insolvency assessments	$35	$48

Contingent Liabilities
On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “—Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if potentially material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $250 million. Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

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Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

Wells Fargo MyTerm Sales

In December 2016, the Company announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Company-initiated review of how the product was being sold through Wells Fargo. The Company has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial’s total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.

The Company has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the NJDOBI, state attorneys general and federal legislators, and is responding to these requests. The Company has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. The Company may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. The Company has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers.

Broderick v. The Prudential Insurance Company of America, et al.

In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint.

Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, et al.

In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act (“RICO”)) and New Jersey law (Consumer Fraud Act); and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the complaint. In February 2017, the amended complaint was withdrawn with prejudice. This case is now closed.

Huffman v. The Prudential Insurance Company of America

In September 2010, Huffman v. The Prudential Insurance Company of America, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by the Employee Retirement Income Security Act (“ERISA”)-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential Insurance’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the court lifted the stay, and in September 2014, plaintiffs filed a motion seeking leave to amend the complaint. In July 2015, the court granted plaintiffs’ motion to file an amended complaint. Plaintiffs’ amended complaint added two new class representatives, a new common law breach of fiduciary duty claim, and a prohibited transactions claim under Section 406(a)(1)(C) of ERISA. In August 2015, Prudential Insurance filed its answer to the first amended complaint. In February 2016, plaintiffs filed a class certification motion. In September 2016, plaintiffs’ motion for class certification was denied, and in October 2016, plaintiffs filed a motion for reconsideration. In December 2016, the motion for reconsideration was denied. In February 2017, all parties filed motions for summary judgment. In December 2017, the court granted plaintiffs’ motion for summary judgment as to their breach of fiduciary duty claims under ERISA, dismissed plaintiffs’ state law claim, and denied the motions for summary judgment on the prohibited

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

transaction claim. In December 2017, plaintiffs filed a motion to alter or amend the prior orders denying class certification. In January 2018, the court denied in part, and granted in part, plaintiffs’ class certification motion and certified a class limited to participants in the two employer plans involving the named plaintiffs. In February 2018, Prudential Insurance filed a petition with the Third Circuit Court of Appeals seeking permission to appeal the class certification decision.

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint.

Escheatment Litigation

State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit against Prudential Insurance in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Prudential Insurance’s rehearing petition. In November 2015, Prudential Insurance filed its answer.

State of West Virginia ex. Rel. John D. Perdue v. Pruco Life

In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life’s rehearing petition. In November 2015, Pruco Life filed its answer.

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC

On December 27, 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

Other Matters

Wood II, et al. v. PRIAC

In December 2015, a putative class action complaint entitled, Leonard D. Wood II on behalf of the KeHe Distributors, Inc. 401(k) Retirement Saving Non-Union Plan and Maya Shaw on behalf of the Exco Resources, Inc. 401(k) Plan and all other similarly situated ERISA-covered employee pension benefit plans v. PRIAC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans whose plan

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

assets were invested in group annuity contract stable value funds within six years prior to, on, or after December 3, 2015; and (ii) alleges that PRIAC breached its fiduciary obligations and accepted excessive compensation by crediting rates on the stable value accounts that are less than PRIAC’s internal rate of return on those plan assets without disclosing this spread to the plans. In February 2016, PRIAC filed a motion to dismiss the complaint. In September 2016, the court issued a decision: (i) denying PRIAC’s motion to dismiss the claim alleging that it is a fiduciary under ERISA; and (ii) granting PRIAC’s motion to dismiss the claim alleging non-fiduciary liability. In October 2016, PRIAC filed its Answer. In January 2017, plaintiffs filed a motion for class certification. In February 2017, the court granted the unopposed motion of plaintiff Wood on behalf of the KeHe plan to dismiss the case as to the KeHe plan without prejudice. In August 2017, the court denied plaintiff’s motion for class certification. In October 2017, the court issued an order confirming the parties’ stipulation dismissing the claims of the sole remaining plaintiff with prejudice. This case is now closed.

Rosen v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC complaint was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, plaintiff filed a voluntary notice of dismissal with prejudice as to Ferguson Enterprises, Inc. and Capital Partners, LLC d/b/a Captrust Financial Advisors. In October 2017, a three judge panel from the Second Circuit Court of Appeals affirmed the judgment of the district court, and plaintiff subsequently filed a petition for rehearing before the entire Court of Appeals. In December 2017, the Court of Appeals denied plaintiff’s request for a rehearing.

Bouder v. Prudential Financial, Inc.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification. In February 2015, the federal District Court for New Jersey granted in part, and denied in part, plaintiffs’ renewed class certification motion. It certified for class treatment plaintiffs’ wage payment claims which include allegations that the Company made improper deductions from the wages of its former common law agents in California, New York, and Pennsylvania, and its financial services associates in California and New York. The court denied plaintiffs’ attempt to certify a class based on the Company’s alleged failure to pay overtime to its former common law agents and its financial services associates in California, Illinois, New York and Pennsylvania. In March 2015, the Company filed a motion requesting that the court reconsider its decision to partially grant plaintiffs’ renewed class certification motion with regard to its former common law agents. In June 2017, the parties filed a consent

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Notes to Consolidated Financial Statements

motion for preliminary settlement approval. In August 2017, the court issued an order granting preliminary approval of the parties’ class action settlement. In December 2017, the court issued a Judgment and Order of Dismissal granting the unopposed motion for Certification of Settlement Classes and Final Approval of Settlement and granted the Motion for Attorney Fees. This case is now closed.

Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation

In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:

PICA et al. v. Bank of New York Mellon (“BONYM”)

In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the Trust Indenture Act of 1939 and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty.

PICA et al. v. Citibank N.A.

In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the Trust Indenture Act of 1939, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations.

PICA et al. v. Deutsche Bank, et al.

In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and Trust Indenture Act claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty-two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty-one trusts, and dismissing such claims as to the remaining twenty-one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions.

PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification, and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and Trust Indenture Act claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action.
PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the Trust Indenture Act of 1939; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss

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Notes to Consolidated Financial Statements

the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action.
Regulatory Matters

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter

In 2016, Prudential Financial self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. We cannot predict the outcome of these discussions.
Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2017 and December 31, 2016, and the related consolidated statements of operations, of comprehensive income (loss), of equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2017 and December 31, 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain reinsurance costs in 2017.

As discussed in Note 20 to the consolidated financial statements, the Company has entered into significant transactions with related parties.

Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

March 27, 2018

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2017; the Statement of Operations for the period ended December 31, 2017; the Statements of Changes in Net Assets for the periods ended December 31, 2017 and 2016, the financial highlights for each of the periods in the five-year period ended December 31, 2017 and the Notes relating thereto are included in VCA 2’s 2016 annual report which is incorporated by reference (File No. 2-28136).

(2) The Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2017 and 2016; and the related Consolidated Statements of Operations, of Comprehensive Income (Loss), of Equity, and of Cash Flows for the years ended December 31, 2017, 2016 and 2015; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (2) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(3)	Form of Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (4)(i) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC.	Incorporated by Reference to Exhibit (4)(ii) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(5)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC.	Incorporated by Reference to Exhibit 5(v) to Post-Effective Amendment No. 50 to this Registration Statement.

(6)	(i) Specimen copy of group variable annuity contract Form GVA-120, with State modifications.	Incorporated by reference to Exhibit (4) to Post-Effective Amendment No. 32 to this Registration Statement.

	(ii) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement.	Incorporated by reference to Exhibit (6)(ii) to Post-Effective Amendment No 42 to this Registration Statement.

	(iii) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by reference to Exhibit (6)(iii) to Post-Effective Amendment No. 45 to this Registration Statement

(7)	Application form.	Incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 32 to this Registration Statement.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

	(ii) Copy of the By-Laws of Prudential as amended to and including May 12, 1998.	Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(ii) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iv) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002.

(13)	(i) Consents of independent registered public accounting firms.	Filed herewith.

	(ii) Powers of Attorney for Directors and Officers of Prudential.	Filed herewith.

	(iii) Powers of Attorney for Committee Members of The Prudential Variable Contract Account-2	Filed herewith.

(17)	(i) Code of Ethics of The Prudential Variable Contract Account-2.	Code of Ethics of the Registrant. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A for Advanced Series Trust, filed via EDGAR on December 21, 2015 (File No. 033-24962).

(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 10, 2011.	Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 10, 2011, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2011 (File No. 333-42705).

(iii) Code of Ethics of Jennison Associates LLC dated June 30, 2016.	Incorporated by reference to Post-Effective Amendment No. 149 to the Registration Statement on Form N-1A of Advanced Series Trust filed via EDGAR on December 20, 2016 (File No.033-24962).

ITEM 30. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Information About Prudential—Executive Officers and Directors of The Prudential Insurance Company of America” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (PFI) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 16, 2018, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they holding their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 10, a separate account of Prudential registered as an open-end, diversified management investment company under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, separate accounts of Prudential registered as unit investment trusts.

Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32. NUMBER OF CONTRACTOWNERS

As of January 31, 2018, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 203.

ITEM 33. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) PGIM Investments LLC (PGIM Investments)

The business and other connections of the officers of PGIM Investments are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Government Money Market Fund, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777

The Prudential Insurance Company of America, 56 North Livingston Avenue, Roseland, New Jersey 07068

The Prudential Insurance Company of America c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789

PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102

State Street Bank and Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716

PGIM Investments LLC has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37.	MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 38. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 18th day of April, 2018.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

* Stuart S. Parker

President of the VCA-2 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
*Ellen S. Alberding	Committee Member
*Kevin J. Bannon	Committee Member
* Scott E. Benjamin	Committee Member and Vice President
* Linda W. Bynoe	Committee Member
* Barry H. Evans	Committee Member
*Keith F. Hartstein	Committee Member
*Laurie Simon Hodrick	Committee Member
*Michael S. Hyland	Committee Member
*Stuart S. Parker	Committee Member and President
*Richard A. Redeker	Committee Member
*Brian K. Reid	Committee Member
*Stephen G. Stoneburn	Committee Member
*Grace C. Torres	Committee Member
*M. Sadiq Peshimam	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 18th day of April, 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

/s/ Srinivas Reddy

Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date
*John R. Strangfeld, Jr.	Chairman of the Board, Chief Executive Officer and President

*Thomas J. Baltimore, Jr.	Director

*Gilbert F. Casellas	Director

*Robert M. Falzon	Executive Vice President and Chief Financial Officer

*Mark B. Grier	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Peter Rupert Lighte	Director

*George Paz	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Director

By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 18, 2018

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Exhibit Index

Item 29 (b) Exhibit Number	Description

(13)(i)	Consents of independent registered public accounting firms

13(ii)	Powers of Attorney for Directors and Officers of Prudential

13(iii)	Powers of Attorney for Committee Members of The Prudential Variable Contract Account-2